UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2017

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	39.2%
U.S. Treasury Securities	20.6%
Asset-Backed Securities	7.1%
Collateralized Debt Obligations	6.0%
Non-U.S. Government Bonds	2.6%
Commercial Mortgage-Backed Securities	1.8%
Emerging Markets Bonds	1.7%
Residential Mortgage-Backed Securities	0.4%
High Yield Corporates	0.3%
Mortgage-Backed Securities	0.3%
U.S. Government Agencies	0.2%

Composition including fixed income credit quality (a)(i)
AAA	7.0%
AA	12.7%
A	17.8%
BBB	21.1%
BB	0.3%
U.S. Government	16.7%
Federal Agencies	0.5%
Not Rated	4.1%
Non-Fixed Income	99.9%
Cash & Cash Equivalents	21.0%
Other	(101.1)%

2

Portfolio Composition – continued

Commodity exposure (c)(i)

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income

3

Portfolio Composition – continued

includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(c)	MFS expects to gain exposure to the commodities markets by investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

4

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2017, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of 2.25%, at net asset value. This compares with a return of 2.35% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be

5

Management Review – continued

detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Bloomberg Commodity Index. The fund’s overweight exposure to soybean oil and lean hogs commodities were among the key factors that detracted from relative returns as these segments weakened during the period. Despite strong overall performance of lean hogs over the entire period, its weak performance throughout the summer months hurt the fund’s returns.

Conversely, the fund’s lesser exposure to corn and Kansas Wheat commodities, and greater exposure to zinc, helped relative performance. Additionally, the fixed income portion of the fund contributed to total return as the fund’s investment in debt securities outpaced its designated benchmark.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Ben Nastou, and Natalie Shapiro

Note to Shareholders: Effective February 1, 2017, James Calmas is no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Alexander Mackey became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	2.25%	(9.11)%	(4.01)%
I	6/02/10	2.32%	(8.87)%	(3.77)%
R6	9/04/12	2.32%	(8.89)%	(8.97)%
Comparative benchmark(s)
Bloomberg Commodity Index (f)		2.35%	(9.37)%	(4.59)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.63)%	(10.18)%	(4.77)%

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs,

including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	1.06%	$1,000.00	$1,038.06	$5.45
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
I	Actual	0.82%	$1,000.00	$1,038.06	$4.21
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
R6	Actual	0.81%	$1,000.00	$1,038.06	$4.16
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 75.9%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 15.3%
A Voce CLO Ltd., 2014-1A, “A2R”, FLR, 2.909%, (U.S. LIBOR-3mo. + 1.55%) 7/15/2026 (n)	$1,167,000	$1,173,791
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 3.509%, (U.S. LIBOR-3mo. + 2.15%) 7/15/2026 (n)	1,518,000	1,524,207
AIMCO Properties CLO LP, 2014-AA, “B1R”, FLR, 2.962%, (U.S. LIBOR-3mo. + 1.6%) 7/20/2026 (n)	1,183,000	1,189,827
AIMCO Properties CLO LP, 2014-AA, “B2R”, 3.49%, 7/20/2026 (n)	376,000	376,683
AmeriCredit Automobile Receivables Trust, 2016-3, “A2A”, 1.37%, 11/08/2019	330,643	330,501
AmeriCredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	1,265,000	1,274,716
Ares CLO Ltd., 2013-3A, “B1R”, FLR, 2.853%, (U.S. LIBOR-3mo. + 1.5%) 10/17/2024 (n)	1,445,000	1,443,543
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	557,305	557,430
Atrium CDO Corp., 2010-A, “B1R”, FLR, 2.809%, (U.S. LIBOR-3mo. + 1.45%) 7/16/2025 (n)	1,778,000	1,777,986
Atrium CDO Corp., 2011-A, “BR”, FLR, 2.862%, (U.S. LIBOR-3mo. + 1.5%) 10/23/2025 (n)	1,167,000	1,170,877
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 3.664%, (U.S. LIBOR-3mo. + 2.35%) 4/25/2026 (n)	1,150,000	1,161,729
Babson CLO Ltd., 2013-IIA, “A2R”, FLR, 2.903%, (U.S. LIBOR-3mo. + 1.55%) 1/18/2025 (n)	974,118	974,318
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 2.853%, (U.S. LIBOR-3mo. + 1.5%) 10/17/2026 (n)	1,747,000	1,749,133
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.603%, (U.S. LIBOR-3mo. + 2.25%) 1/18/2025 (n)	974,118	974,936
Ballyrock Ltd., 2014-1A, “A2R”, FLR, 3.006%, (U.S. LIBOR-3mo. + 1.7%) 10/20/2026 (n)	1,149,000	1,153,459
Ballyrock Ltd., 2014-1A, “BR”, FLR, 3.406%, (U.S. LIBOR-3mo. + 2.1%) 10/20/2026 (n)	487,000	487,939
Canadian Pacific Auto Receivables Trust, 2017-1A, “A2B”, FLR, 1.438%, (U.S. LIBOR-1mo. + 0.43%) 12/19/2019 (n)	931,000	931,000
Capital Auto Receivables Asset Trust, 2016-3, “A2A”, 1.36%, 4/22/2019	132,785	132,743
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	2,500,000	2,476,489
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.483%, 5/10/2050 (i)	12,136,242	1,118,610

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Cent CLO LP, 2014-21A, “A2AR”, FLR, 3.016%, (U.S. LIBOR-3mo. + 1.7%) 7/27/2026 (n)	$665,212	$669,522
Cent CLO LP, 2014-21A, “BR”, FLR, 3.716%, (U.S. LIBOR-3mo. + 2.4%) 7/27/2026 (n)	897,854	898,720
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 2.388%, (U.S. LIBOR-1mo. + 1.15%) 3/15/2028 (n)	723,583	726,078
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	832,000	834,374
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	372,000	373,036
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	536,000	533,182
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	275,000	274,900
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.36%, 1/15/2020 (n)	402,849	402,509
Colony Starwood Homes, 2016-2A, “A”, FLR, 2.486%, (LIBOR-1mo. + 1.25%) 12/17/2033 (n)	1,482,844	1,495,233
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	1,414,000	1,410,147
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	820,000	816,996
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	1,214,380	1,217,091
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	1,493,000	1,487,942
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	1,822,000	1,813,338
Cutwater Ltd., 2014-1A, “A2R”, FLR, 3.059%, (U.S. LIBOR-3mo. + 1.7%) 7/15/2026 (n)	2,250,000	2,263,784
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	510,000	510,524
Drive Auto Receivables Trust, 2016-CA, “A3”, 1.67%, 11/15/2019 (n)	989,596	989,667
Drive Auto Receivables Trust, 2017-1, “B”, 2.36%, 3/15/2021	520,000	521,191
Dryden Senior Loan Fund, 2014-31A, “CR”, FLR, 3.453%, (LIBOR-3mo. + 2.1%) 4/18/2026 (n)	530,000	532,619
Dryden Senior Loan Fund, 2014-34A, “BR”, FLR, 2.909%, (LIBOR-3mo. + 1.55%) 10/15/2026 (n)	597,000	596,398
Dryden Senior Loan Fund, 2014-34A, “CR”, FLR, 3.509%, (LIBOR-3mo. + 2.15%) 10/15/2026 (n)	766,507	776,669
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	1,389,000	1,387,093
DT Auto Owner Trust, 2017-3A, “C”, 3.01%, 5/15/2023 (n)	901,000	898,184
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	673,632	673,128
Exeter Automobile Receivables Trust, 2016-1A, “A”, 2.35%, 7/15/2020 (n)	89,692	89,833
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	768,574	768,520
Exeter Automobile Receivables Trust, 2017-1A, “A”, 1.96%, 3/15/2021 (n)	391,218	390,311

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	$438,864	$441,402
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	406,000	408,457
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	1,602,000	1,612,231
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	1,010,000	1,012,047
GS Mortgage Securities Trust, 2010-C1, “A2”, 4.592%, 8/10/2043 (n)	2,104,000	2,210,911
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.052%, 5/10/2050 (i)	11,014,784	903,199
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.142%, 8/10/2050 (i)	11,468,960	961,851
HarbourView CLO VII Ltd., “B1R”, FLR, 2.966%, (U.S. LIBOR-3mo. + 1.65%) 11/18/2026 (n)	1,790,098	1,790,350
HarbourView CLO VII Ltd., 7A, “CR”, FLR, 3.696%, (U.S. LIBOR-3mo. + 2.38%) 11/18/2026 (n)	1,149,098	1,149,313
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	775,811	774,285
JPMorgan Chase Commercial Mortgage Securities Corp., 1.094%, 9/15/2050 (i)	23,632,923	1,812,269
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C3, “A4”, 4.717%, 2/15/2046 (n)	2,014,202	2,140,970
Loomis, Sayles & Co., CLO, “A1”, FLR, 2.889%, (U.S. LIBOR-3mo. + 1.53%) 10/15/2027 (n)	951,150	957,115
Madison Park Funding XIV Ltd., 2014-14A, “C1R”, FLR, 3.412%, (U.S. LIBOR-3mo. + 2.05%) 7/20/2026 (n)	1,634,000	1,646,327
Magnetite XI Ltd., 2014-11A, “BR”, FLR, 3.453%, (U.S. LIBOR-3mo. + 2.1%) 1/18/2027 (n)	805,000	813,467
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.449%, 5/15/2050 (i)	12,068,800	1,100,601
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.461%, 6/15/2050 (i)	4,728,490	457,139
Motor PLC, 2015-1A, “A1”, FLR, 1.837%, (U.S. LIBOR-1mo. + 0.6%) 6/25/2022 (n)	171,220	171,239
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 3.153%, (U.S. LIBOR-3mo. + 1.8%) 4/18/2025 (n)	2,325,000	2,336,351
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026 (n)	162,328	162,835
Navient Student Loan Trust, 2016-3A, “A1”, FLR, 1.837%, (U.S. LIBOR-1mo. + 0.6%) 6/25/2065 (n)	295,295	295,944
Navient Student Loan Trust, 2016-AA, “A1”, FLR, 2.338%, (U.S. LIBOR-1mo. + 1.1%) 12/15/2025 (n)	5,997	5,999
NextGear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (n)	938,000	937,396
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	766,000	765,221

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 3.912%, (U.S. LIBOR-3mo. + 2.55%) 10/20/2026 (n)	$1,149,000	$1,159,454
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (n)	161,326	161,533
OneMain Financial Issuance Trust, 2017-1A, “A1”, 2.37%, 9/14/2032 (n)	1,525,000	1,521,757
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (n)	298,978	298,792
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	1,110,000	1,113,035
Oscar U.S. Funding Trust, 2017-2A, “A2B”, FLR, 1.884%, (U.S. LIBOR-1mo. + 6.5%) 11/10/2020 (n)	870,000	867,261
PFS Financing Corp., 2017-C, “A”, FLR , (LIBOR-1mo. + 0.47%) 10/15/2021 (n)	670,000	670,000
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	769,000	769,811
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018 (n)	243,669	243,525
Shackelton CLO Ltd., 2013-4A, “CR”, FLR, 3.458%, (U.S. LIBOR-3mo. + 2.1%) 1/13/2025 (n)	580,000	582,270
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	367,094	366,599
Silver Spring CLO Ltd., FLR, 4.109%, (LIBOR-3mo. + 2.75%) 10/15/2026 (n)	973,000	970,436
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048 (n)	1,880,000	1,864,757
Thacher Park CLO Ltd. 2014-1A. “CR”, FLR, 3.562%, (U.S. LIBOR-3mo. + 2.2%) 10/20/2026 (n)	1,143,000	1,147,420
TICP CLO Ltd., FLR, 3.612%, (U.S. LIBOR-3mo. + 2.25%) 1/20/2027 (n)	1,024,000	1,029,331
Tricon American Homes 2015-SFR1, Trust “1A”, 2.589%, 11/17/2033 (n)	1,030,000	1,020,698
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	1,880,000	1,870,641
Verizon Owner Trust, 2017-3a, “B”, 2.38%, 4/20/2022 (n)	769,000	769,257
Veros Auto Receivables Trust, 2017-1, “A”, 2.84%, 4/17/2023 (n)	660,000	659,992
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	163,759	163,747
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	1,174,000	1,167,252
Wheels SPV LLC, 2015-1A, “A2”, 1.27%, 4/22/2024 (n)	403,648	403,238
World Financial Network Credit Card Master Trust, 2017-B, “A”, 1.98%, 6/15/2023	1,856,000	1,854,568

		$90,873,199
Automotive - 3.3%
American Honda Finance Corp., 1.6%, 7/13/2018	$2,000,000	$2,000,962
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	2,750,000	2,749,431

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC, 2.262%, 3/28/2019	$1,632,000	$1,635,994
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	340,000	339,759
Ford Motor Credit Co. LLC, 2.343%, 11/02/2020	1,279,000	1,278,110
Ford Motor Credit Co. LLC, FLR, 2.29%, (U.S. LIBOR-3mo. + 0.94%) 1/09/2018	1,770,000	1,772,241
General Motors Financial Co., Inc., 2.65%, 4/13/2020	3,700,000	3,731,779
General Motors Financial Co., Inc., 3.15%, 6/30/2022	816,000	824,574
Hyundai Capital America, 2%, 3/19/2018 (n)	2,022,000	2,022,575
Hyundai Capital America, 2.4%, 10/30/2018 (n)	640,000	640,251
Toyota Motor Credit Corp., 1.7%, 2/19/2019	1,190,000	1,189,414
Toyota Motor Credit Corp., FLR, 1.743%, (U.S. LIBOR-3mo. + 0.39%) 1/17/2019	1,620,000	1,624,265

		$19,809,355
Banks & Diversified Financials (Covered Bonds) - 0.2%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$1,000,000	$999,985

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$371,000	$370,804

Brokerage & Asset Managers - 0.2%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$1,402,000	$1,430,515

Building - 0.2%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$1,060,000	$1,057,057

Business Services - 0.3%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$450,000	$454,167
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	1,080,000	1,071,943

		$1,526,110
Cable TV - 0.4%
Time Warner Cable, Inc., 5%, 2/01/2020	$2,308,000	$2,429,082

Chemicals - 1.5%
CF Industries, Inc., 6.875%, 5/01/2018	$1,487,000	$1,522,316
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	3,000,000	3,000,031
Dow Chemical Co., 8.55%, 5/15/2019	2,000,000	2,196,144
LyondellBasell Industries N.V., 5%, 4/15/2019	760,000	786,160
Sherwin-Williams Co., 2.25%, 5/15/2020	1,700,000	1,704,027

		$9,208,678

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$990,000	$1,007,757

Conglomerates - 0.3%
Roper Industries, Inc., 1.85%, 11/15/2017	$1,164,000	$1,164,113
Roper Technologies, Inc., 2.8%, 12/15/2021	508,000	512,913

		$1,677,026
Consumer Products - 1.4%
Mattel, Inc., 1.7%, 3/15/2018	$226,000	$224,893
Newell Brands, Inc., 2.6%, 3/29/2019	99,000	99,765
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	426,000	426,152
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	1,450,000	1,473,214
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	2,890,000	2,899,036
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	3,041,000	3,002,875

		$8,125,935
Electrical Equipment - 0.3%
Arrow Electronics, Inc., 3%, 3/01/2018	$240,000	$240,858
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	1,408,000	1,415,959

		$1,656,817
Electronics - 0.2%
Tyco Electronics Group S.A., 2.375%, 12/17/2018	$281,000	$282,113
Xilinx, Inc., 2.125%, 3/15/2019	890,000	891,672

		$1,173,785
Emerging Market Quasi-Sovereign - 0.4%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$1,170,000	$1,187,550
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	1,342,000	1,340,239

		$2,527,789
Emerging Market Sovereign - 0.2%
State of Qatar, 2.375%, 6/02/2021 (n)	$1,090,000	$1,066,020

Energy - Integrated - 0.6%
BP Capital Markets PLC, 2.521%, 1/15/2020	$806,000	$816,423
Shell International Finance B.V., 1.375%, 5/10/2019	2,500,000	2,487,553

		$3,303,976
Financial Institutions - 0.1%
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	$405,000	$405,524

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 1.8%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$3,059,000	$3,062,001
Anheuser-Busch InBev Finance, Inc., 2.15%, 2/01/2019	960,000	964,583
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	1,465,000	1,483,693
Kraft Heinz Foods Co., 6.125%, 8/23/2018	1,560,000	1,614,050
Mondelez International, Inc., FLR, 1.923%, (LIBOR-3mo. + 0.61%) 10/28/2019 (n)	1,870,000	1,877,815
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	480,000	532,041
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	1,183,000	1,180,654
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	96,000	96,575

		$10,811,412
Food & Drug Stores - 0.2%
CVS Health Corp., 2.8%, 7/20/2020	$920,000	$930,935

Insurance - 0.8%
American International Group, Inc., 2.3%, 7/16/2019	$1,182,000	$1,187,769
American International Group, Inc., 3.3%, 3/01/2021	1,138,000	1,171,561
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	2,200,000	2,197,218
Voya Financial, Inc., 2.9%, 2/15/2018	148,000	148,410

		$4,704,958
Insurance - Health - 0.3%
Aetna, Inc., 1.5%, 11/15/2017	$100,000	$99,994
UnitedHealth Group, Inc., 1.95%, 10/15/2020	1,775,000	1,771,089

		$1,871,083
Insurance - Property & Casualty - 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$1,300,000	$1,306,321

International Market Quasi-Sovereign - 1.8%
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	$1,230,000	$1,228,612
CPPIB Capital, Inc., 1.25%, 9/20/2019 (n)	1,980,000	1,954,003
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	2,010,000	1,976,398
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	590,000	592,313
Dexia Credit Local, “A”, 2.25%, 2/18/2020 (n)	580,000	581,325
Electricite de France, 2.15%, 1/22/2019 (n)	1,200,000	1,203,844
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	720,000	707,902
Swedish Export Credit Corp., 1.125%, 8/28/2019	2,700,000	2,666,017

		$10,910,414
International Market Sovereign - 0.4%
Republic of Finland, 1%, 4/23/2019 (n)	$2,300,000	$2,277,072

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Internet - 0.1%
Baidu, Inc., 2.75%, 6/09/2019	$539,000	$542,295

Local Authorities - 0.4%
Kommuninvest i Sverige AB, 1.125%, 9/17/2019 (n)	$2,390,000	$2,359,580

Major Banks - 8.0%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)	$2,750,000	$2,747,368
Bank of Montreal, 1.45%, 4/09/2018	3,010,000	3,009,252
Barclays PLC, 3.25%, 1/12/2021	4,050,000	4,115,177
BNP Paribas, 2.7%, 8/20/2018	1,090,000	1,099,116
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,000,000	999,351
Commonwealth Bank of Australia, 2.3%, 9/06/2019	1,725,000	1,734,933
Credit Agricole, “A”, FLR, 2.78%, (LIBOR-3mo. + 1.43%) 1/10/2022 (n)	750,000	767,293
Credit Suisse Group AG, “A”, 3.574%, 1/09/2023 (n)	2,060,000	2,109,159
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	1,910,000	1,908,102
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR to 3/13/2023	1,161,000	1,186,546
ING Bank N.V., 1.8%, 3/16/2018 (n)	3,100,000	3,102,524
ING Bank N.V., 2.3%, 3/22/2019 (n)	500,000	501,932
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	780,000	792,512
Mitsubishi UFJ Financial Group, Inc., 2.998%, 2/22/2022	868,000	882,007
National Australia Bank Ltd., 1.375%, 7/12/2019	1,100,000	1,090,355
PNC Bank N.A., 1.6%, 6/01/2018	1,750,000	1,749,902
PNC Bank N.A., 2.25%, 7/02/2019	1,140,000	1,145,918
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	480,000	480,248
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	2,200,000	2,215,954
Sumitomo Mitsui Banking Corp., FLR, 2.027%, (U.S. LIBOR-3mo. + 0.67%) 10/19/2018	1,630,000	1,637,364
Svenska Handelsbanken AB, 2.25%, 6/17/2019	1,725,000	1,735,085
Toronto-Dominion Bank, 1.75%, 7/23/2018	2,500,000	2,502,162
Toronto-Dominion Bank, 1.45%, 9/06/2018	980,000	978,091
UBS Group Funding (Jersey) Ltd., 3%, 4/15/2021 (n)	3,100,000	3,146,578
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	2,337,000	2,395,241
Wells Fargo Bank N.A., FLR, 2.102%, (U.S. LIBOR-3mo. + 0.74%) 1/22/2018	600,000	600,882
Westpac Banking Corp., 1.55%, 5/25/2018	3,000,000	3,000,284

		$47,633,336
Medical & Health Technology & Services - 0.9%
Becton, Dickinson and Co., 2.675%, 12/15/2019	$1,750,000	$1,767,926
Becton, Dickinson and Co., 2.404%, 6/05/2020	796,000	797,235
Becton, Dickinson and Co., 2.894%, 6/06/2022	948,000	950,120
Catholic Health Initiatives, 1.6%, 11/01/2017	400,000	400,000

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	$1,450,000	$1,461,892

		$5,377,173
Medical Equipment - 0.7%
Abbott Laboratories, 2.35%, 11/22/2019	$1,600,000	$1,609,887
Medtronic, Inc., 1.5%, 3/15/2018	260,000	260,042
Zimmer Holdings, Inc., 2%, 4/01/2018	2,400,000	2,401,771

		$4,271,700
Metals & Mining - 0.3%
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	$420,000	$420,000
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	900,000	900,513
Glencore Funding LLC, 3%, 10/27/2022 (n)	610,000	610,838

		$1,931,351
Midstream - 1.0%
EL Paso LLC, 6.5%, 9/15/2020	$1,874,000	$2,060,727
Enbridge, Inc., 2.9%, 7/15/2022	533,000	536,068
EnLink Midstream Partners LP, 2.7%, 4/01/2019	430,000	430,907
Enterprise Products Operating LP, 6.5%, 1/31/2019	930,000	980,569
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	660,000	660,086
ONEOK Partners LP, 3.2%, 9/15/2018	790,000	797,317
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	522,000	522,336

		$5,988,010
Mortgage-Backed - 0.3%
Fannie Mae, 4.5%, 4/01/2024	$382,468	$400,686
Fannie Mae, 4%, 3/01/2025	45,313	47,700
Fannie Mae, 4.5%, 5/01/2025	141,378	148,313
Fannie Mae, 3%, 12/01/2031	762,755	783,195
Fannie Mae, FLR, 1.518%, (U.S. LIBOR-1mo. + 0.29%) 12/25/2017	44,819	44,779
Fannie Mae, FLR, 1.487%, (U.S. LIBOR-1mo. + 0.25%) 5/25/2018	94,589	94,564
Freddie Mac, 4%, 7/01/2025	302,900	317,861
Freddie Mac, 0.882%, 7/25/2049	128,693	6,050

		$1,843,148
Network & Telecom - 1.2%
AT&T, Inc., 2.3%, 3/11/2019	$1,300,000	$1,305,360
AT&T, Inc., 2.45%, 6/30/2020	2,480,000	2,503,319
AT&T, Inc., 2.85%, 2/14/2023	822,000	816,427
AT&T, Inc., FLR, 2.227%, (U.S. LIBOR-3mo. + 0.91%) 11/27/2018	1,570,000	1,582,299
British Telecommunications PLC, 2.35%, 2/14/2019	1,090,000	1,096,413

		$7,303,818

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.3%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$2,000,000	$2,000,614

Oils - 0.4%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$2,174,000	$2,185,309

Other Banks & Diversified Financials - 5.8%
Banque Federative du Credit Mutuel, 2.2%, 7/20/2020 (n)	$1,854,000	$1,849,900
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	400,000	404,055
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	1,590,000	1,590,268
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	4,000,000	4,004,626
BPCE S.A., 1.625%, 1/26/2018	1,430,000	1,429,797
BPCE S.A., 2.5%, 7/15/2019	1,234,000	1,243,965
Branch Banking & Trust Co., 1.45%, 5/10/2019	1,570,000	1,560,409
Capital One Financial Corp., 2.5%, 5/12/2020	1,177,000	1,181,277
Capital One Financial Corp., 2.4%, 10/30/2020	590,000	589,831
Citizens Bank N.A., 2.3%, 12/03/2018	1,400,000	1,405,279
Citizens Bank N.A., 2.25%, 3/02/2020	925,000	926,090
Citizens Bank N.A., 2.55%, 5/13/2021	310,000	311,275
Compass Bank, 2.875%, 6/29/2022	1,837,000	1,824,053
Discover Bank, 3.1%, 6/04/2020	1,190,000	1,213,292
Fifth Third Bancorp, 2.3%, 3/01/2019	364,000	365,610
Fifth Third Bancorp, 2.3%, 3/15/2019	1,040,000	1,045,235
First Republic Bank, 2.375%, 6/17/2019	278,000	279,036
Groupe BPCE S.A., 2.5%, 12/10/2018	920,000	926,493
Lloyds Bank PLC, 1.75%, 5/14/2018	2,950,000	2,952,661
Lloyds Bank PLC, 2.3%, 11/27/2018	630,000	633,520
National Bank of Canada, FLR, 2.159%, (LIBOR-3mo. + 0.84%) 12/14/2018	3,200,000	3,225,422
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	1,390,000	1,396,844
Santander UK PLC, 3.05%, 8/23/2018	439,000	443,624
SunTrust Banks, Inc., 2.7%, 1/27/2022	1,433,000	1,441,600
U.S. Bank NA Cincinnati, 2.05%, 10/23/2020	2,170,000	2,170,214

		$34,414,376
Pharmaceuticals - 3.2%
AbbVie, Inc., 1.8%, 5/14/2018	$2,500,000	$2,501,552
Actavis Funding SCS, 2.35%, 3/12/2018	1,305,000	1,307,996
Actavis Funding SCS, 3%, 3/12/2020	1,058,000	1,074,073
Amgen, Inc., 2.2%, 5/11/2020	2,350,000	2,355,130
Biogen, Inc., 2.9%, 9/15/2020	940,000	959,720
Celgene Corp., 2.125%, 8/15/2018	1,410,000	1,414,026
Celgene Corp., 2.875%, 8/15/2020	1,912,000	1,941,531
Celgene Corp., 2.75%, 2/15/2023	495,000	494,703
EMD Finance LLC, 1.7%, 3/19/2018 (n)	3,000,000	3,001,087

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Gilead Sciences, Inc., 1.85%, 9/04/2018	$1,310,000	$1,311,618
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	2,740,000	2,729,058

		$19,090,494
Real Estate - Healthcare - 0.0%
Welltower, Inc., REIT, 2.25%, 3/15/2018	$264,000	$264,608

Real Estate - Office - 0.2%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$330,000	$330,069
Vornado Realty LP, REIT, 2.5%, 6/30/2019	595,000	598,110

		$928,179
Real Estate - Retail - 0.1%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$302,000	$302,020

Retailers - 0.1%
Dollar General Corp., 1.875%, 4/15/2018	$195,000	$194,955
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	421,000	421,293

		$616,248
Specialty Chemicals - 0.1%
Airgas, Inc., 3.05%, 8/01/2020	$700,000	$716,835

Supranational - 0.3%
Corporacion Andina de Fomento, FLR, 1.861%, (U.S. LIBOR-3mo. + 0.55%) 1/29/2018	$520,000	$520,458
Corporacion Andina de Fomento, 2%, 5/10/2019	1,180,000	1,177,440

		$1,697,898
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT, 2.8%, 6/01/2020	$573,000	$581,047
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	900,000	898,590
Crown Castle International Corp., 3.4%, 2/15/2021	610,000	627,015
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,968,000	2,078,069
SBA Tower Trust, 2.898%, 10/15/2044 (n)	878,000	884,784
SBA Tower Trust, 2.877%, 7/10/2046 (n)	660,000	655,050

		$5,724,555
Tobacco - 1.3%
BAT Capital Corp., 2.297%, 8/14/2020 (n)	$2,011,000	$2,011,725
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	1,456,000	1,456,400
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	2,266,000	2,297,360

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - continued
Reynolds American, Inc., 2.3%, 6/12/2018	$1,700,000	$1,704,823

		$7,470,308
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$2,400,000	$2,403,232

U.S. Government Agencies and Equivalents - 0.2%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$750,000	$752,788
Small Business Administration, 2.25%, 7/01/2021	278,222	280,703

		$1,033,491
U.S. Treasury Obligations - 16.6%
U.S. Treasury Notes, 1%, 12/15/2017 (f)(s)	$13,580,000	$13,577,156
U.S. Treasury Notes, 0.875%, 3/31/2018 (f)(s)	13,580,000	13,558,781
U.S. Treasury Notes, 0.625%, 6/30/2018 (f)(s)	13,580,000	13,512,100
U.S. Treasury Notes, 1%, 11/30/2018 (f)(s)	13,580,000	13,507,326
U.S. Treasury Notes, 1.625%, 8/31/2019	9,000,000	9,005,625
U.S. Treasury Notes, 1.75%, 9/30/2019	10,300,000	10,329,773
U.S. Treasury Notes, 1.875%, 2/28/2022 (f)	25,000,000	24,927,735

		$98,418,496
Utilities - Electric Power - 2.3%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$398,000	$398,039
Dominion Energy, Inc., 2.579%, 7/01/2020	1,136,000	1,142,214
Dominion Resources, Inc., 2.962%, 7/01/2019	780,000	790,451
Dominion Resources, Inc., 2.5%, 12/01/2019	1,600,000	1,610,961
Emera U.S. Finance LP, 2.15%, 6/15/2019	1,165,000	1,164,273
Eversource Energy, 1.6%, 1/15/2018	2,000,000	1,999,749
Eversource Energy, 2.5%, 3/15/2021	730,000	732,146
FirstEnergy Corp., 2.85%, 7/15/2022	581,000	580,920
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	1,034,000	1,037,299
Southern Co., 2.45%, 9/01/2018	630,000	633,325
Southern Co., 1.85%, 7/01/2019	1,560,000	1,557,500
Southern Power Co., 1.85%, 12/01/2017	1,370,000	1,370,378
Virginia Electric & Power Co., 1.2%, 1/15/2018	700,000	699,649

		$13,716,904
Total Bonds (Identified Cost, $449,222,028)		$449,695,587

Short-Term Obligations (s)(y) - 7.7%
American Honda Finan, 1.13%, due 11/16/2017	$4,000,000	$3,998,117
Apple Inc., 1.13%, due 11/20/2017	4,400,000	4,397,376
Bank Of Montreal, 1.23%, due 11/06/2017	4,000,000	3,999,317
Federal Home Loan Bank, 0.5%, due 11/01/2017	22,244,000	22,244,000
General Electric Co., 1.08%, due 11/01/2017	2,322,000	2,322,000
Novartis Finance Corp., 1.12%, due 11/02/2017	1,000,000	999,969

22

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Short-Term Obligations (s)(y) - continued
Novartis Finance Corp., 1.15%, due 11/29/2017	$3,000,000	$2,997,317
Toyota Motor Credit, 1.12%, due 11/02/2017	4,400,000	4,399,863
Total Short-Term Obligations, at Amortized Cost and Value		$45,357,959

Investment Companies (h) - 13.6%
Money Market Funds - 13.6%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $80,549,116)	80,553,666	$80,553,666

Other Assets, Less Liabilities - 2.8%		16,467,843
Net Assets - 100.0%		$592,075,055

(f)	All or a portion of the security has been segregated as collateral for open swap and futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $80,553,666 and $495,053,546, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $165,177,723, representing 27.9% of net assets.
(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate shown represents an annualized yield at time of purchase.

Derivative Contracts at 10/31/17

Futures Contracts

Description	Long/Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	107	$23,043,453	December - 2017	$(95,675)

23

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements

Maturity Date		Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation/ (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Total Return Swap Agreements
11/30/17	USD	11,174,747	(Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.10%	$1,048	$—	$1,048
12/18/17	USD	7,298,157	(Long)	Merrill Lynch International	SPGSFCTR (floating rate)	3 month T-Bill + 0.20%	959	—	959
1/10/18	USD	36,480,506	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	3,529	—	3,529
1/19/18	USD	15,001,666	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	1,392	—	1,392
1/19/18	USD	15,256,061	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	1,476	—	1,476
2/14/18	USD	6,867,390	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	520	—	520
3/6/18	USD	20,928,399)	(Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	2,023	—	2,023
3/6/18	USD	21,924,989	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	2,119	—	2,119
3/6/18	USD	21,924,989	(Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	2,119	—	2,119
4/10/18	USD	7,940,850	(Long)	Merrill Lynch International	BCOMALTR (floating rate)	3 month T-Bill + 0.11%	748	—	748
5/11/18	USD	5,585,148	(Long)	JPMorgan Chase Bank N.A.	BCOMHOTR (floating rate)	3 month T-Bill + 0.08%	340	—	340
7/16/18	USD	10,606,917	(Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.12%	1,014	—	1,014
7/16/18	USD	10,606,917	(Long)	Morgan Stanley Capital Services, Inc.	BCOMTR (floating rate)	3 month T-Bill + 0.12%	1,014	—	1,014
7/16/18	USD	11,687,624	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	1,129	—	1,129
7/16/18	USD	42,427,667	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	3,937	—	3,937
7/16/18	USD	84,855,334	(Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	7,872	—	7,872
8/13/18	USD	8,353,534	(Long)	Goldman Sachs International	BCOMBOTR (floating rate)	3 month T-Bill + 0.18%	816	—	816
8/22/18	USD	7,083,519	(Long)	Merrill Lynch International	BCOMLCTR (floating rate)	3 month T-Bill + 0.15%	653	—	653
8/22/18	USD	7,086,070	(Long)	Goldman Sachs International	BCOMCTTR (floating rate)	3 month T-Bill + 0.23%	768	—	768
8/31/18	USD	5,642,901	(Long)	JPMorgan Chase Bank N.A.	BCOMHOTR (floating rate)	3 month T-Bill + 0.08%	509	—	509
8/31/18	USD	10,115,566	(Long)	JPMorgan Chase Bank N.A.	BCOMRBTR (floating rate)	3 month T-Bill + 0.08%	870	—	870
9/12/18	USD	9,136,432	(Long)	JPMorgan Chase Bank N.A.	BCOMZSTR (floating rate)	3 month T-Bill + 0.09%	831	—	831
9/26/18	USD	5,908,853	(Long)	JPMorgan Chase Bank N.A.	BCOMCOT (floating rate)	3 month T-Bill + 0.08%	512	—	512
10/24/18	USD	9,412,153	(Long)	Goldman Sachs International	BCOMHGTR (floating rate)	3 month T-Bill + 0.11%	867	—	867
10/29/18	USD	16,316,293	(Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	1,560	—	1,560

									$38,625

24

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements

Maturity Date		Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation/ (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Total Return Swap Agreements
12/18/17	USD	5,994,981 (Short	)	Citibank N.A.	3 month T-Bill + 0.09%	BCOMKWT (floating rate)	$(1,402)	$—	$(1,402)
2/7/18	USD	6,309,431 (Short	)	Merrill Lynch International	3 month T-Bill + 0.05%	SPGSCCTR (floating rate)	(943)	—	(943)
4/9/18	USD	29,701,511 (Long	)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(3,133)	—	(3,133)
4/10/18	USD	26,482,822 (Long	)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(2,794)	—	(2,794)
4/30/18	USD	5,114,199 (Long	)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(539)	—	(539)
4/30/18	USD	5,616,359 (Short	)	Merrill Lynch International	3 month T-Bill + 0.05%	BCOMSBTR (floating rate)	(824)	—	(824)
6/15/18	USD	81,026,115 (Long	)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(9,367)	—	(9,367)
7/16/18	USD	31,857,550 (Long	)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(3,362)	—	(3,362)
7/23/18	USD	5,976,788 (Short	)	Merrill Lynch International	3 month T-Bill + 0.05%	BCOMKCTR (floating rate)	(937)	—	(937)
8/31/18	USD	5,001,894 (Short	)	Morgan Stanley Capital Services, Inc.	3 month T-Bill + 0.05%	BCOMWHTR (floating rate)	(821)	—	(821)
9/26/18	USD	6,563,470 (Short	)	Goldman Sachs International	3 month T-Bill + 0.08%	BCOMPLTR (floating rate)	(1,330)	—	(1,330)
11/19/18	USD	7,414,436 (Long	)	JPMorgan Chase Bank N.A.	BCOMCOT (floating rate)	3 month T-Bill + 0.08%	(721)	—	(721)
12/3/18	USD	17,000,000 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(8,270)	—	(8,270)
12/3/18	USD	18,000,000 (Long	)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(8,757)	—	(8,757)

									$(43,200)

25

Consolidated Portfolio of Investments – continued

At October 31, 2017, the fund had liquid securities with an aggregate value of $40,943,212 to cover any commitments for certain derivative contracts.

The following abbreviations are used in this report and are defined:

BCOMALTR	Bloomberg Aluminum Subindex Total Return, this index is composed of futures contracts on aluminum.
BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude. It reflects on fully collateralized futures positions. It is quoted in USD.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on gold. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLCTR	Bloomberg Live Cattle Subindex Total Return, this index is composed of futures contracts on live cattle. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMPLTR	Bloomberg Platinum Subindex Total Return, this index is composed of futures contracts on platinum. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMTR	Bloomberg Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities.
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMZSTR	Bloomberg Zinc Subindex Total Return, the index is composed of futures contracts on zinc. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.

26

Consolidated Portfolio of Investments – continued

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPGSCCTR	S&P GSCI Cocoa Total Return
SPGSFCTR	S&P GSCI Feeder Cattle Total Return

See Notes to Consolidated Financial Statements

27

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $494,579,987)	$495,053,546
Investments in affiliated issuers, at value (identified cost, $80,549,116)	80,553,666
Cash	811
Receivables for
Due from uncleared swap brokers	16,522,053
Investments sold	1,247,318
Fund shares sold	3,005
Interest	2,054,064
Uncleared swaps, at value	38,625
Other assets	8
Total assets	$595,473,096
Liabilities
Payables for
Due to uncleared swap brokers	$444,580
Daily variation margin on open futures contracts	8,357
Investments purchased	1,773,723
Fund shares reacquired	960,183
Uncleared swaps, at value	43,200
Payable to affiliates
Investment adviser	24,534
Shareholder servicing costs	106
Distribution and service fees	1
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	143,344
Total liabilities	$3,398,041
Net assets	$592,075,055
Net assets consist of
Paid-in capital	$660,668,302
Unrealized appreciation (depreciation)	377,859
Accumulated net realized gain (loss)	(85,898,309)
Undistributed net investment income	16,927,203
Net assets	$592,075,055
Shares of beneficial interest outstanding	98,605,769

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$49,226	8,206	$6.00
Class I	49,498	8,245	6.00
Class R6	591,976,331	98,589,318	6.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.37 [100 / 94.25 x $6.00. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Consolidated Financial Statements

28

Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$8,716,171
Dividends from affiliated issuers	484,056
Other	206
Total investment income	$9,200,433
Expenses
Management fee	$4,226,421
Distribution and service fees	120
Shareholder servicing costs	280
Administrative services fee	98,958
Independent Trustees’ compensation	15,378
Custodian fee	42,852
Reimbursement of custodian expenses	(26,834)
Shareholder communications	11,452
Audit and tax fees	82,556
Legal fees	36,265
Miscellaneous	92,341
Total expenses	$4,579,789
Reduction of expenses by investment adviser	(43,887)
Net expenses	$4,535,902
Net investment income (loss)	$4,664,531
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$108,901
Affiliated issuers	(9,017)
Futures contracts	117,186
Swap agreements	12,016,775
Net realized gain (loss)	$12,233,845
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(1,420,617)
Affiliated issuers	4,550
Futures contracts	(95,675)
Swap agreements	13,380
Net unrealized gain (loss)	$(1,498,362)
Net realized and unrealized gain (loss)	$10,735,483
Change in net assets from operations	$15,400,014

See Notes to Consolidated Financial Statements

29

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$4,664,531	$2,527,058
Net realized gain (loss)	12,233,845	(1,075,040)
Net unrealized gain (loss)	(1,498,362)	2,040,665
Change in net assets from operations	$15,400,014	$3,492,683
Distributions declared to shareholders
From net investment income	$(3,450,522)	$(2,430,923)
Change in net assets from fund share transactions	$16,714,788	$7,081,858
Total change in net assets	$28,664,280	$8,143,618
Net assets
At beginning of period	563,410,775	555,267,157
At end of period (including undistributed net investment income of $16,927,203 and $2,784,644, respectively)	$592,075,055	$563,410,775

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17		10/31/16		10/31/15		10/31/14 (z)		4/30/14		4/30/13
Net asset value, beginning of period	$5.89		$5.93		$7.88		$9.28		$9.09		$9.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	(c)	$0.01		$(0.00	)(w)	$(0.01)		$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss)	0.10		(0.05	)(g)	(1.95)		(1.39)		0.22		(0.43)
Total from investment operations	$0.13		$(0.04)		$(1.95)		$(1.40)		$0.22		$(0.42)
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.00	)(w)	$—		$—		$(0.03)		$(0.06)
Net asset value, end of period (x)	$6.00		$5.89		$5.93		$7.88		$9.28		$9.09
Total return (%) (r)(s)(t)(x)	2.25	(c)	(0.61)		(24.75)		(15.09	)(n)	2.40		(4.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	(c)	1.07		1.08		1.10	(a)	1.06		1.07
Expenses after expense reductions (f)	1.05	(c)	1.06		1.07		1.10	(a)	1.05		1.07
Net investment income (loss)	0.58	(c)	0.21		(0.00	)(w)	(0.20	)(a)	(0.05)		0.13
Portfolio turnover	51		32		51		21	(n)	43		54
Net assets at end of period (000 omitted)	$49		$48		$48		$97		$114		$111

See Notes to Consolidated Financial Statements

31

Consolidated Financial Highlights – continued

Class I	Year ended
	10/31/17		10/31/16		10/31/15	10/31/14 (z)		4/30/14	4/30/13
Net asset value, beginning of period	$5.90		$5.94		$7.90	$9.28		$9.10	$9.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	(c)	$0.03		$0.02	$0.00	(w)	$0.02	$0.05
Net realized and unrealized gain (loss)	0.09		(0.04	)(g)	(1.96)	(1.38)		0.21	(0.43)
Total from investment operations	$0.14		$(0.01)		$(1.94)	$(1.38)		$0.23	$(0.38)
Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.03)		$(0.02)	$—		$(0.05)	$(0.09)
Net asset value, end of period (x)	$6.00		$5.90		$5.94	$7.90		$9.28	$9.10
Total return (%) (r)(s)(t)(x)	2.32	(c)	(0.20)		(24.63)	(14.87	)(n)	2.56	(4.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.83		0.83	0.85	(a)	0.81	0.81
Expenses after expense reductions (f)	0.81	(c)	0.82		0.82	0.85	(a)	0.80	0.81
Net investment income (loss)	0.83	(c)	0.45		0.25	0.05	(a)	0.20	0.50
Portfolio turnover	51		32		51	21	(n)	43	54
Net assets at end of period (000 omitted)	$49		$48		$48	$80		$94	$92

See Notes to Consolidated Financial Statements

32

Consolidated Financial Highlights – continued

Class R6	Year ended
	10/31/17		10/31/16		10/31/15	10/31/14 (z)		4/30/14	4/30/13 (i)
Net asset value, beginning of period	$5.90		$5.94		$7.90	$9.29		$9.10	$10.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	(c)	$0.03		$0.02	$0.00	(w)	$0.02	$0.02
Net realized and unrealized gain (loss)	0.09		(0.04	)(g)	(1.96)	(1.39)		0.22	(0.86	)(g)
Total from investment operations	$0.14		$(0.01)		$(1.94)	$(1.39)		$0.24	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.03)		$(0.02)	$—		$(0.05)	$(0.09)
Net asset value, end of period (x)	$6.00		$5.90		$5.94	$7.90		$9.29	$9.10
Total return (%) (r)(s)(t)(x)	2.32	(c)	(0.20)		(24.63)	(14.96	)(n)	2.67	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	(c)	0.82		0.83	0.86	(a)	0.81	0.82	(a)
Expenses after expense reductions (f)	0.80	(c)	0.82		0.83	0.85	(a)	0.81	0.82	(a)
Net investment income (loss)	0.83	(c)	0.45		0.26	0.05	(a)	0.19	0.31	(a)
Portfolio turnover	51		32		51	21	(n)	43	54
Net assets at end of period (000 omitted)	$591,976		$563,314		$555,170	$539,510		$547,015	$413,592

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Consolidated Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount and ratio were less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). Prior to June 1, 2017, the fund was a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps, instead of commodity linked-notes. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2017, the Subsidiary’s net assets were $115,712,308, which represented 19.5% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative

34

Notes to Consolidated Financial Statements – continued

investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

35

Notes to Consolidated Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$99,451,987	$—	$99,451,987
Non-U.S. Sovereign Debt	—	18,479,193	—	18,479,193
U.S. Corporate Bonds	—	134,968,275	—	134,968,275
Residential Mortgage-Backed Securities	—	4,359,078	—	4,359,078
Commercial Mortgage-Backed Securities	—	10,705,550	—	10,705,550
Asset-Backed Securities (including CDOs)	—	77,651,717	—	77,651,717
Foreign Bonds	—	104,079,787	—	104,079,787
Short-Term Securities	—	45,357,959	—	45,357,959
Mutual Funds	80,553,666	—	—	80,553,666
Total	$80,553,666	$495,053,546	$—	$575,607,212

Other Financial Instruments
Futures Contracts – Liabilities	$(95,675)	$—	$—	$(95,675)
Swap Agreements – Assets	—	38,625	—	38,625
Swap Agreements – Liabilities	—	(43,200)	—	(43,200)

36

Notes to Consolidated Financial Statements – continued

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2017 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(95,675)
Commodity	Total Return Swaps	38,625	(43,200)
Total		$38,625	$(138,875)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Consolidated Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Consolidated Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$117,186	$—
Commodity	—	12,016,775
Total	$117,186	$12,016,775

37

Notes to Consolidated Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(95,675)	$—
Commodity	—	13,380
Total	$(95,675)	$13,380

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

38

Notes to Consolidated Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(8,357)
Swaps, at value	$38,625	$(43,200)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$38,625	$(51,557)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(8,357)
Total Gross Amount of Derivative Assets and Liabilites Subject to a Master Netting Agreement or Similar Arrangement	$38,625	$(43,200)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2017:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Citibank N.A.	$1,014	$(1,014)	$—	$—	$—
Goldman Sachs International	19,624	(9,600)	—	—	10,024
JPMorgan Chase Bank N.A.	12,590	(9,478)	—	—	3,112
Merrill Lynch International	4,383	(4,383)	—	—	—
Morgan Stanley Capital Services, Inc.	1,014	(821)	—	—	193
Total	$38,625	$(25,296)	$—	$—	$13,329

39

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2017:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(1,402)	$1,014	$388	$—	$—
Goldman Sachs International	(9,600)	9,600	—	—	—
JPMorgan Chase Bank N.A.	(9,478)	9,478	—	—	—
Merrill Lynch International	(21,899)	4,383	17,516	—	—
Morgan Stanley Capital Services, Inc.	(821)	821	—	—	—
Total	$(43,200)	$25,296	$17,904	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

40

Notes to Consolidated Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in

41

Notes to Consolidated Financial Statements – continued

return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are

42

Notes to Consolidated Financial Statements – continued

included in the Consolidated Portfolio of Investments. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the nondefaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Consolidated Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

43

Notes to Consolidated Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/17	Year ended 10/31/16
Ordinary income (including any short-term capital gains)	$3,450,522	$2,430,923

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$668,726,396
Gross appreciation	1,116,863
Gross depreciation	(94,336,297)
Net unrealized appreciation (depreciation)	$(93,219,434)
Undistributed ordinary income	16,927,203
Capital loss carryforwards	(85,085,322)
Other temporary differences	92,784,306

As of October 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(61,394,138)
Long-Term	(23,691,184)
Total	$(85,085,322)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

44

Notes to Consolidated Financial Statements – continued

differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/17	Year ended 10/31/16
Class A	$181	$27
Class I	299	205
Class R6	3,450,042	2,430,691
Total	$3,450,522	$2,430,923

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period November 1, 2016 through February 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement was eliminated on February 27, 2017. For the period November 1, 2016 through February 27, 2017, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. Effective February 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2017, this management fee reduction amounted to $43,887, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

45

Notes to Consolidated Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$120

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2017.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses amounted to $280. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $1,022 and is included in “Miscellaneous” expense in the

46

Notes to Consolidated Financial Statements – continued

Consolidated Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

At October 31, 2017, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$73,234,375	$18,341,821
Investments (non-U.S. Government securities)	$154,458,608	$186,572,344

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class R6	9,947,715	$57,535,002	13,854,393	$77,067,096

Shares issued to shareholders in reinvestment of distributions
Class A	30	$181	5	$27
Class I	50	299	38	205
Class R6	580,815	3,450,042	456,897	2,430,691
	580,895	$3,450,522	456,940	$2,430,923

Shares reacquired
Class R6	(7,444,690)	$(44,270,736)	(12,237,865)	$(72,416,161)

Net change
Class A	30	$181	5	$27
Class I	50	299	38	205
Class R6 (formerly Class R5)	3,083,840	16,714,308	2,073,425	7,081,626
	3,083,920	$16,714,788	2,073,468	$7,081,858

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime

47

Notes to Consolidated Financial Statements – continued

Income Fund, and the MFS Lifetime 2045 Fund were the owners of record of approximately 34%, 30%, 15%, 5%, 4%, 4%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Global Multi-Asset Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Class B, C, R1, R2, R3, and R4 shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $3,845 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		56,885,999	244,930,296	(221,262,629)	80,553,666

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(9,017)	$4,550	$—	$484,056	$80,553,666

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) and subsidiary (the “Fund”) as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

49

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

54

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey
Ben Nastou
Natalie Shapiro

55

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

56

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

57

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

58

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

60

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

61

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

62

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2017

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

DTR-ANN

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio Structure

			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	North America ex-U.S.	0.3%	9.9%	0.0%	10.2%
	Emerging Markets	0.3%	0.0%	0.0%	0.3%
	Asia/Pacific ex-Japan	0.2%	0.0%	0.0%	0.2%
	United Kingdom	0.5%	0.0%	(1.2)%	(0.7)%
	Europe ex-U.K.	0.6%	0.0%	(6.2)%	(5.6)%
	U.S.	17.5%	0.0%	(41.3)%	(23.8)%
Equity	U.S. Small/Mid Cap	18.8%	2.6%	(11.1)%	10.3%
	Europe ex-U.K.	10.0%	1.7%	(7.3)%	4.4%
	United Kingdom	3.6%	0.0%	(2.3)%	1.3%
	Japan	3.5%	0.0%	(2.4)%	1.1%
	Emerging Markets	2.5%	3.0%	(4.6)%	0.9%
	North America ex-U.S.	1.0%	0.0%	(0.6)%	0.4%
	Developed - Middle East/Africa	0.2%	0.0%	0.0%	0.2%
	Asia/Pacific ex-Japan	1.2%	0.0%	(2.6)%	(1.4)%
	U.S. Large Cap	29.0%	9.3%	(54.9)%	(16.6)%
Cash	Cash & Cash Equivalent (d)				10.5%
	Other (e)				108.3%

Top ten holdings (c)
Russell 1000 Value Index Future - DEC 2017	11.1%
Canadian Treasury Bond 10 yr Future - DEC 2017	9.9%
MSCI Taiwan Index Future - NOV 2017	(4.6)%
S&P MidCap 400 Index Future - DEC 2017	(4.9)%
Markit iTraxx Europe Index - 1.00% DEC 2022	(6.2)%
Russell 2000 Index Future - DEC 2017	(6.3)%
Markit CDX North America Investment Grade Index - 1.00% DEC 2022	(10.5)%
Markit CDX North America High Yield Index - 5.00% DEC 2022	(10.6)%
U.S. Treasury Note 10yr Future - DEC 2017	(20.1)%
S&P 500 Index Future - DEC 2017	(54.9)%

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS and UBS Asset Management (Americas), Inc. (“UBS”), the fund’s subadviser, seek to achieve a total rate of return for the MFS Global Alternative Strategy Fund (“fund”) that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical asset allocation overlay.

For the twelve months ended October 31, 2017, Class A shares of the fund provided a total return of 5.18%, at net asset value. This compares with a return of 0.24% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index. For the same period, Citigroup 1-Month T-Bill Index generated a total return of 0.67%.

Annual Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

Management Review – continued

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets contributed to results during the reporting period due to the timing of market exposure changes throughout the period.

Security selection contributed to performance, particularly within the large cap value, quantitative value, investment grade credit and international growth segments, and outweighed weak performance in both the international value and equity opportunities segments.

Within the derivatives overlay used to tactically manage the currency allocation of the fund, weak results from a short exposure to the euro, and long exposures to the Moroccan Dirham and Mexican Peso, outweighed positive results from short exposures to the Norwegian Krone and Swiss Franc.

Respectfully,

Portfolio Manager(s)

Jose Ignacio Andres, Ben Nastou, Natalie Shapiro, and Nathan Shetty

Note to Shareholders: Effective March 1, 2017, Jose Ignacio Andres and Nathan Shetty replaced Jonathan Davies and Andreas Koester as Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/20/07	5.18%	2.57%	2.10%
B	12/20/07	4.35%	1.80%	1.36%
C	12/20/07	4.35%	1.78%	1.35%
I	12/20/07	5.42%	2.82%	2.37%
R1	12/20/07	4.38%	1.80%	1.35%
R2	12/20/07	4.81%	2.29%	1.85%
R3	12/20/07	5.17%	2.54%	2.10%
R4	12/20/07	5.40%	2.72%	2.32%
R6	12/20/07	5.57%	2.91%	2.39%
Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.24%	0.63%	1.52%
Citigroup 1-Month U.S. Treasury Bill Index (f)		0.67%	0.18%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.87)%	1.36%	1.49%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.35%	1.42%	1.36%
C With CDSC (1% for 12 months) (v)		3.35%	1.78%	1.35%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

Citigroup 1-Month U.S. Treasury Bill Index – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	1.42%	$1,000.00	$1,017.86	$7.22
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
B	Actual	2.17%	$1,000.00	$1,013.16	$11.01
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
C	Actual	2.17%	$1,000.00	$1,013.17	$11.01
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
I	Actual	1.17%	$1,000.00	$1,018.70	$5.95
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R1	Actual	2.17%	$1,000.00	$1,014.30	$11.02
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
R2	Actual	1.67%	$1,000.00	$1,016.08	$8.49
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R3	Actual	1.42%	$1,000.00	$1,016.80	$7.22
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R4	Actual	1.17%	$1,000.00	$1,018.66	$5.95
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R6	Actual	1.07%	$1,000.00	$1,019.59	$5.45
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 69.5%
Issuer	Shares/Par	Value ($)
Aerospace - 1.0%
Boeing Co.	2,992	$771,876
Curtiss-Wright Corp.	821	97,083
Harris Corp.	3,097	431,474
HEICO Corp.	676	61,300
Honeywell International, Inc.	654	94,281
L3 Technologies, Inc.	718	134,395
Leidos Holdings, Inc.	4,439	277,526
ManTech International Corp., “A”	2,677	124,240
Northrop Grumman Corp.	202	59,697
Rolls-Royce Holdings PLC	42,020	543,020
Saab AB, “B”	4,006	204,711
United Technologies Corp.	1,325	158,682

		$2,958,285
Airlines - 0.2%
Aena S.A.	349	$64,029
Alaska Air Group, Inc.	762	50,315
Copa Holdings S.A., “A”	2,078	255,989
Delta Air Lines, Inc.	1,831	91,605
Malaysia Airports Holdings Berhad	25,300	49,482

		$511,420
Alcoholic Beverages - 1.2%
AmBev S.A., ADR	9,690	$61,338
China Resources Beer Holdings Co. Ltd.	78,000	224,960
Constellation Brands, Inc., “A”	4,079	893,668
Heineken N.V.	6,930	675,338
Molson Coors Brewing Co.	1,183	95,669
Pernod Ricard S.A.	10,667	1,599,777

		$3,550,750
Apparel Manufacturers - 0.6%
Compagnie Financiere Richemont S.A.	3,318	$305,975
Hanesbrands, Inc.	4,006	90,135
LVMH Moet Hennessy Louis Vuitton SE	4,639	1,383,898
NIKE, Inc., “B”	1,530	84,135
PVH Corp.	767	97,263

		$1,961,406

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Automotive - 0.8%
Fenix Parts, Inc. (a)	8,397	$4,840
GKN PLC	29,230	123,065
Goodyear Tire & Rubber Co.	2,110	64,545
Harley-Davidson, Inc.	1,540	72,904
Kar Auction Services, Inc.	2,661	125,945
Koito Manufacturing Co. Ltd.	2,000	133,480
Lear Corp.	3,124	548,543
LKQ Corp. (a)	2,349	88,534
NGK Spark Plug Co. Ltd	6,100	138,880
Stanley Electric Co. Ltd.	4,100	151,403
Tofas Turk Otomobil Fabriikasi A.S.	13,034	106,098
USS Co. Ltd.	33,500	677,594
WABCO Holdings, Inc. (a)	2,363	348,708

		$2,584,539
Biotechnology - 0.5%
ACADIA Pharmaceuticals, Inc.	864	$30,093
Alder Biopharmaceuticals, Inc.	1,438	16,178
Amgen, Inc.	1,861	326,084
Amicus Therapeutics, Inc. (a)	3,287	46,807
Bio-Techne Corp.	424	55,552
Biogen, Inc. (a)	878	273,637
Exact Sciences Corp. (a)	745	40,968
Gilead Sciences, Inc.	1,729	129,606
MiMedx Group, Inc. (a)	2,941	37,292
Neurocrine Biosciences, Inc. (a)	530	32,918
Regeneron Pharmaceuticals, Inc. (a)	916	368,800
Spark Therapeutics, Inc. (a)	562	45,466
Tesaro, Inc. (a)	235	27,206
VTV Therapeutics, Inc. (a)	2,280	14,410

		$1,445,017
Broadcasting - 0.6%
Eutelsat Communications	4,635	$116,134
Havas S.A.	17,192	184,881
Interpublic Group of Companies, Inc.	4,773	91,880
Netflix, Inc. (a)	4,464	876,864
WPP Group PLC	30,827	546,178

		$1,815,937
Brokerage & Asset Managers - 1.5%
Apollo Global Management LLC	25,607	$808,669
BlackRock, Inc.	996	468,947
Blackstone Group LP	7,162	238,423

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - continued
Computershare Ltd.	18,828	$226,181
Hamilton Lane, Inc., “A”	2,372	65,206
IG Group Holdings PLC	18,830	163,434
Intercontinental Exchange, Inc.	8,479	560,462
Invesco Ltd.	3,777	135,179
NASDAQ, Inc.	16,671	1,211,148
Raymond James Financial, Inc.	1,481	125,559
Schroders PLC	4,697	217,905
TD Ameritrade Holding Corp.	1,837	91,832
TMX Group Ltd.	3,244	177,249

		$4,490,194
Business Services - 4.3%
Accenture PLC, “A”	15,704	$2,235,621
Amdocs Ltd.	1,656	107,806
Ashtead Group PLC	9,648	248,591
Brenntag AG	799	45,247
Bunzl PLC	23,098	719,390
CarGurus, Inc. (a)	948	30,905
Cerved Information Solutions S.p.A.	3,026	38,949
Cognizant Technology Solutions Corp., “A”	3,279	248,122
Compass Group PLC	49,289	1,082,106
Conduent, Inc. (a)	2,869	44,412
CoStar Group, Inc. (a)	129	38,152
DXC Technology Co.	21,785	1,993,763
Equifax, Inc.	5,584	606,032
Fidelity National Information Services, Inc.	1,913	177,450
First Data Corp. (a)	39,211	698,348
Fiserv, Inc. (a)	4,842	626,700
FleetCor Technologies, Inc. (a)	1,235	204,108
Forrester Research, Inc.	1,066	46,584
Global Payments, Inc.	5,740	596,673
Grand Canyon Education, Inc. (a)	8,345	746,961
Intertek Group PLC	4,215	303,700
Jones Lang LaSalle, Inc.	475	61,508
Meitec Corp.	3,300	162,220
Nomura Research Institute Ltd.	6,400	272,367
PRA Group, Inc. (a)	2,807	78,315
SGS S.A.	148	365,531
Travelport Worldwide Ltd.	44,344	695,757
Verisk Analytics, Inc., “A” (a)	2,250	191,363
WNS (Holdings) Ltd., ADR (a)	2,265	85,889
Yext, Inc. (a)	9,241	106,087

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Zendesk, Inc. (a)	4,885	$151,435

		$13,010,092
Cable TV - 0.9%
Altice USA, Inc. (a)	2,055	$48,662
Charter Communications, Inc., “A” (a)	1,606	536,677
Comcast Corp., “A”	58,895	2,121,987

		$2,707,326
Chemicals - 1.1%
3M Co.	2,260	$520,229
Celanese Corp.	1,430	149,163
CF Industries Holdings, Inc.	920	34,942
DowDuPont, Inc.	1,029	74,407
Eastman Chemical Co.	921	83,636
FMC Corp.	2,446	227,136
Givaudan S.A.	288	643,175
Ingevity Corp. (a)	2,625	186,979
LyondellBasell Industries N.V., “A”	3,952	409,151
Orica Ltd.	13,011	208,400
PPG Industries, Inc.	7,119	827,513

		$3,364,731
Computer Software - 2.7%
2U, Inc. (a)	933	$59,367
Adobe Systems, Inc. (a)	7,133	1,249,416
Cadence Design Systems, Inc. (a)	25,121	1,084,222
Check Point Software Technologies Ltd. (a)	1,281	150,787
Intuit, Inc.	4,833	729,880
Microsoft Corp.	10,486	872,225
MuleSoft, Inc., “A” (a)	2,399	56,113
OBIC Co. Ltd.	11,400	754,161
Okta, Inc. (a)	920	26,606
Oracle Corp.	12,829	652,996
Paylocity Holding Corp. (a)	1,195	63,825
PTC, Inc. (a)	2,583	171,640
RingCentral, Inc. (a)	2,133	89,906
Sabre Corp.	6,750	132,030
Salesforce.com, Inc. (a)	4,986	510,267
SAP SE	8,401	955,691
Symantec Corp.	2,524	82,030
Twilio, Inc., “A” (a)	2,486	79,428
Ultimate Software Group, Inc. (a)	296	59,967

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
VMware, Inc., “A” (a)	2,477	$296,472

		$8,077,029
Computer Software - Systems - 3.0%
Amadeus IT Group S.A.	31,466	$2,135,047
Apple, Inc.	5,371	907,914
Autodesk, Inc.	2,598	324,646
Brother Industries Ltd.	6,300	152,015
Constellation Software, Inc.	61	34,705
EMIS Group PLC	10,785	137,798
EPAM Systems, Inc. (a)	1,038	94,614
Five9, Inc. (a)	3,813	96,202
ForeScout Tech, Inc. (a)	2,727	70,493
Hewlett Packard Enterprise	27,951	389,078
Hitachi Ltd.	5,000	39,787
HubSpot, Inc. (a)	659	57,036
International Business Machines Corp.	3,138	483,440
Interxion Holding N.V. (a)	1,442	76,988
Kinaxis, Inc. (a)	619	30,866
Model N, Inc. (a)	4,930	71,732
NCR Corp.	2,276	73,037
NetApp, Inc.	6,631	294,549
New Relic, Inc. (a)	1,840	94,447
NICE Systems Ltd., ADR	3,790	315,745
Presidio, Inc. (a)	4,423	65,460
Proofpoint, Inc. (a)	670	61,915
Q2 Holdings, Inc. (a)	2,175	92,546
Rapid7, Inc. (a)	4,454	80,528
RealPage, Inc. (a)	1,750	75,775
SS&C Technologies Holdings, Inc.	9,786	393,397
Switch, Inc. (a)	4,819	92,187
Tableau Software, Inc., “A” (a)	3,882	314,791
Tech Data Corp. (a)	6,498	602,819
Vantiv, Inc., “A” (a)	3,988	279,160
Venture Corp. Ltd.	15,600	223,053
Verint Systems, Inc. (a)	3,660	154,452
Western Digital Corp.	6,119	546,243
Xerox Corp.	3,042	92,203

		$8,954,668
Conglomerates - 0.1%
Ansell Ltd.	7,409	$136,401
DCC PLC	2,712	257,179

		$393,580

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 1.7%
Armstrong World Industries, Inc. (a)	2,503	$127,903
Bellway PLC	4,386	212,622
Forterra PLC	13,485	53,730
Foundation Building Materials, Inc. (a)	5,171	69,550
Geberit AG	427	193,287
GMS, Inc. (a)	5,521	187,990
Lennox International, Inc.	247	47,209
Owens Corning	13,866	1,146,580
Pool Corp.	2,136	257,986
Pulte Homes, Inc.	5,059	152,934
Sherwin-Williams Co.	2,136	844,040
Siteone Landscape Supply, Inc. (a)	5,695	361,689
Stanley Black & Decker, Inc.	956	154,442
Summit Materials, Inc., “A” (a)	2,886	90,620
Techtronic Industries Co. Ltd.	29,000	170,066
Toll Brothers, Inc.	3,995	183,930
TopBuild Corp. (a)	655	43,223
Toto Ltd.	3,400	166,863
Trex Co., Inc. (a)	644	70,486
Vulcan Materials Co.	5,061	616,177

		$5,151,327
Consumer Products - 2.2%
Colgate-Palmolive Co.	13,368	$941,776
Coty, Inc., “A”	5,286	81,404
E.L.F. Beauty, Inc. (a)	3,613	76,559
Estee Lauder Cos., Inc., “A”	2,045	228,651
Kao Corp.	11,700	707,448
Kobayashi Pharmaceutical Co. Ltd.	29,600	1,712,622
L’Oréal S.A.	5,046	1,122,960
Newell Brands, Inc.	10,254	418,158
Reckitt Benckiser Group PLC	14,131	1,264,031
Sensient Technologies Corp.	1,216	92,477

		$6,646,086
Consumer Services - 1.2%
Asante, Inc.	8,500	$157,297
Bright Horizons Family Solutions, Inc. (a)	8,836	762,547
Ctrip.com International Ltd., ADR (a)	971	46,501
Estacio Participacoes S.A., ADR	14,630	131,377
Kroton Educacional S.A.	19,972	111,244
Localiza Rent a Car S.A., ADR	10,568	186,208
Priceline Group, Inc. (a)(s)	1,115	2,131,835

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - continued
ServiceMaster Global Holdings, Inc. (a)	831	$39,148

		$3,566,157
Containers - 0.5%
Berry Global Group, Inc. (a)	7,123	$423,462
Brambles Ltd.	80,680	584,668
Fuji Seal International, Inc.	5,500	181,375
Graphic Packaging Holding Co.	14,201	219,973
Sealed Air Corp.	1,633	72,228

		$1,481,706
Electrical Equipment - 1.9%
AMETEK, Inc.	8,476	$572,045
Amphenol Corp.	6,281	546,447
HD Supply Holdings, Inc. (a)	4,502	159,326
IMI PLC	11,416	185,282
Johnson Controls International PLC	14,858	614,973
Legrand S.A.	1,215	90,253
Littelfuse, Inc.	1,717	358,853
Mettler-Toledo International, Inc. (a)	1,592	1,086,747
MSC Industrial Direct Co., Inc., “A”	1,343	111,335
Rockwell Automation, Inc.	704	141,377
Schneider Electric S.A.	12,430	1,092,447
Sensata Technologies Holding B.V. (a)	2,221	108,629
Spectris PLC	7,082	240,793
TE Connectivity Ltd.	1,196	108,800
TriMas Corp. (a)	4,323	114,776
WESCO International, Inc. (a)	3,032	191,471

		$5,723,554
Electronics - 2.4%
Analog Devices, Inc.	7,664	$699,723
Broadcom Corp.	3,655	964,591
Halma PLC	60,847	955,221
Inphi Corp. (a)	2,124	87,042
Integrated Device Technology, Inc. (a)	2,306	71,647
Intel Corp.	10,803	491,428
Keysight Technologies, Inc. (a)	2,354	105,153
M/A-COM Technology Solutions Holdings, Inc. (a)	1,266	51,754
Maxim Integrated Products, Inc.	1,962	103,083
Mellanox Technologies Ltd. (a)	1,161	54,277
Monolithic Power Systems, Inc.	3,172	385,937
NVIDIA Corp.	1,507	311,663
OSI Systems, Inc. (a)	804	71,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Plexus Corp. (a)	1,965	$120,710
Samsung Electronics Co. Ltd.	31	76,312
Silicon Laboratories, Inc. (a)	1,257	119,289
Silicon Motion Technology Corp., ADR	2,800	135,576
Taiwan Semiconductor Manufacturing Co. Ltd.	17,654	142,594
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	38,421	1,626,361
Texas Instruments, Inc.	7,337	709,415

		$7,282,834
Energy - Independent - 1.3%
Anadarko Petroleum Corp.	4,646	$229,373
Cabot Oil & Gas Corp.	3,918	108,529
Cairn Energy PLC (a)	16,108	45,227
Caltex Australia Ltd.	2,537	66,679
Concho Resources, Inc. (a)	369	49,523
Energen Corp. (a)	3,087	159,598
EOG Resources, Inc.	2,174	217,117
EQT Corp.	1,913	119,639
Hess Corp.	1,812	80,018
HollyFrontier Corp.	1,506	55,647
Marathon Petroleum Corp.	11,264	672,911
Noble Energy, Inc.	726	20,234
Oil Search Ltd.	11,507	65,175
Parsley Energy, Inc., “A” (a)	3,162	84,109
PDC Energy, Inc. (a)	1,139	58,009
Phillips 66	11,574	1,054,160
Pioneer Natural Resources Co.	618	92,496
TORC Oil & Gas Ltd.	30,152	158,695
Valero Energy Corp.	7,862	620,233

		$3,957,372
Energy - Integrated - 0.2%
BP PLC	27,379	$185,526
BP PLC, ADR	1,642	66,780
Eni S.p.A.	6,549	107,106
Exxon Mobil Corp.	2,499	208,292
Galp Energia SGPS S.A.	5,516	102,548

		$670,252
Engineering - Construction - 0.1%
KBR, Inc.	10,504	$206,194
Promotora y Operadora de Infraestructura S.A.B. de C.V.	6,834	64,897
Team, Inc. (a)	2,562	31,513

		$302,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Entertainment - 0.2%
IMAX Corp.	3,086	$74,836
Live Nation, Inc. (a)	2,537	111,070
Madison Square Garden Co., “A” (a)	174	38,748
Merlin Entertainments PLC	22,398	112,685
Parques Reunidos Servicios Centrales S.A.U.	3,502	56,927
Six Flags Entertainment Corp.	417	26,183
Time Warner, Inc.	453	44,525
Twenty-First Century Fox, Inc.	1,072	28,033

		$493,007
Food & Beverages - 3.3%
Archer Daniels Midland Co.	4,241	$173,330
Blue Buffalo Pet Products, Inc. (a)	4,058	117,398
Britvic PLC	14,930	150,108
Bunge Ltd.	331	22,766
Cal-Maine Foods, Inc. (a)	5,534	249,030
Coca-Cola European Partners PLC	1,922	78,533
Danone S.A.	24,445	1,997,220
Flex Pharma, Inc. (a)	1,782	4,776
Greencore Group PLC	20,231	51,805
Hostess Brands, Inc. (a)	7,384	85,138
J.M. Smucker Co.	1,780	188,769
Marine Harvest A.S.A.	12,030	234,915
Mondelez International, Inc.	1,172	48,556
Monster Beverage Corp. (a)	3,053	176,860
Nestle S.A.	28,701	2,413,686
Nestle S.A., ADR	6,429	541,515
PepsiCo, Inc.	8,061	888,564
Pinnacle Foods, Inc.	2,276	123,860
S Foods, Inc.	4,100	155,411
Snyders-Lance, Inc.	3,197	120,303
Tate & Lyle PLC	13,753	118,090
TreeHouse Foods, Inc. (a)	2,249	149,289
Tyson Foods, Inc., “A”	25,168	1,834,999

		$9,924,921
Food & Drug Stores - 0.2%
Booker Group PLC	66,265	$177,076
Clicks Group Ltd.	2,818	31,577
Kroger Co.	2,773	57,401
Lawson, Inc.	1,800	117,248
Sundrug Co. Ltd.	2,900	126,183

		$509,485

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Furniture & Appliances - 0.0%
Whirlpool Corp.	638	$104,587

Gaming & Lodging - 0.6%
Carnival Corp.	5,058	$335,801
Marriott International, Inc., “A”	648	77,423
Norwegian Cruise Line Holdings Ltd. (a)	800	44,600
Paddy Power Betfair PLC	4,497	460,196
Royal Caribbean Cruises Ltd.	5,784	715,886
Vail Resorts, Inc.	1,170	267,953

		$1,901,859
General Merchandise - 0.5%
Five Below, Inc. (a)	13,497	$745,709
B&M European Value Retail S.A.	23,039	121,571
Costco Wholesale Corp.	660	106,313
Dollar Tree, Inc. (a)	3,297	300,851
Dollarama, Inc.	1,663	185,120

		$1,459,564
Health Maintenance Organizations - 0.7%
Cigna Corp.	290	$57,194
Humana, Inc.	4,738	1,209,848
UnitedHealth Group, Inc.	3,839	807,035

		$2,074,077
Insurance - 3.1%
AIA Group Ltd.	141,400	$1,063,935
Allstate Corp.	1,806	169,511
AMP Ltd.	21,770	83,261
Aon PLC	6,052	868,038
Arthur J. Gallagher & Co.	1,435	90,879
Aspen Insurance Holdings Ltd.	1,209	51,866
Assurant, Inc.	646	65,020
Athene Holding Ltd. (a)	12,160	633,901
Beazley PLC	76,538	513,861
Brighthouse Financial, Inc. (a)	406	25,245
Chubb Ltd.	423	63,797
Everest Re Group Ltd.	568	134,872
Fairfax Financial Holdings Ltd.	864	455,011
Hanover Insurance Group, Inc.	1,869	183,872
Hartford Financial Services Group, Inc.	3,219	177,206
Hiscox Ltd.	10,500	199,143
Jardine Lloyd Thompson Group PLC	11,495	198,930
Lincoln National Corp.	981	74,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
MetLife, Inc.	13,120	$702,970
Prudential Financial, Inc.	8,783	970,170
Safety Insurance Group, Inc.	1,081	88,858
Sony Financial Holdings, Inc.	9,300	154,865
Swiss Re Ltd.	963	90,590
Third Point Reinsurance Ltd. (a)	4,368	72,946
Travelers Cos., Inc.	4,741	627,945
Unum Group	19,002	988,864
Validus Holdings Ltd.	3,911	203,685
XL Group Ltd.	10,377	419,957
Zurich Insurance Group AG	506	154,440

		$9,527,978
Internet - 2.6%
Alibaba Group Holding Ltd., ADR (a)	6,596	$1,219,534
Alphabet, Inc., “A” (a)	1,724	1,780,961
Alphabet, Inc., “C” (a)	1,131	1,149,820
Facebook, Inc., “A” (a)	13,931	2,508,416
GrubHub, Inc. (a)	2,415	147,363
LogMeIn, Inc.	2,592	313,762
NAVER Corp.	643	515,040
Rightmove PLC	4,169	230,009
Scout24 AG	941	37,663

		$7,902,568
Leisure & Toys - 1.4%
Brunswick Corp.	1,934	$97,957
Electronic Arts, Inc. (a)	21,879	2,616,728
Take-Two Interactive Software, Inc. (a)	13,645	1,509,819

		$4,224,504
Machinery & Tools - 2.4%
Caterpillar, Inc.	6,851	$930,366
Cummins, Inc.	2,764	488,896
Daikin Industries Ltd.	1,600	177,217
Deere & Co.	756	100,457
Eaton Corp. PLC	9,602	768,352
Gardner Denver Holdings, Inc. (a)	3,879	111,909
GEA Group AG	19,300	930,626
Herman Miller, Inc.	2,444	82,118
ITT, Inc.	4,097	191,084
Kubota Corp.	9,900	186,624
Regal Beloit Corp.	13,122	1,064,850
Ritchie Bros. Auctioneers, Inc.	4,562	127,873

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Ritchie Bros. Auctioneers, Inc.	16,451	$461,357
Roper Technologies, Inc.	3,091	798,003
Schindler Holding AG	590	133,713
Spirax-Sarco Engineering PLC	2,712	203,510
SPX FLOW, Inc. (a)	4,223	174,114
United Rentals, Inc. (a)	2,513	355,539

		$7,286,608
Major Banks - 1.7%
Bank of America Corp.	34,754	$951,912
Barclays PLC	45,612	112,648
BNP Paribas	2,560	199,914
Comerica, Inc.	1,674	131,526
Credit Suisse Group AG, ADR	15,067	236,853
Erste Group Bank AG	2,286	98,232
Goldman Sachs Group, Inc.	819	198,591
Huntington Bancshares, Inc.	14,224	196,291
JPMorgan Chase & Co.	16,520	1,662,077
KeyCorp	8,135	148,464
Morgan Stanley	1,828	91,400
PNC Financial Services Group, Inc.	740	101,225
Sumitomo Mitsui Financial Group, Inc.	4,000	160,954
Svenska Handelsbanken AB	23,705	339,790
Wells Fargo & Co.	8,554	480,222

		$5,110,099
Medical & Health Technology & Services - 1.2%
AmerisourceBergen Corp.	1,028	$79,105
Capital Senior Living Corp. (a)	3,887	51,697
Evolent Health, Inc., “A” (a)	2,766	44,948
Express Scripts Holding Co. (a)	1,120	68,645
HCA Healthcare, Inc. (a)	3,485	263,640
Healthcare Services Group, Inc.	1,710	90,442
Henry Schein, Inc. (a)	4,388	344,897
HMS Holdings Corp. (a)	4,395	84,560
Hogy Medical Co. Ltd.	2,300	157,170
ICON PLC (a)	1,306	155,231
INC Research Holdings, Inc., “A” (a)	1,833	104,756
LifePoint Health, Inc. (a)	2,375	114,356
McKesson Corp.	10,750	1,482,210
MEDNAX, Inc. (a)	2,558	112,015
Miraca Holdings, Inc.	3,300	152,948
OptiNose, Inc. (a)	2,827	56,992
Premier, Inc., “A” (a)	3,211	104,903

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Quest Diagnostics, Inc.	872	$81,776
Teladoc, Inc. (a)	2,283	75,453
Universal Health Services, Inc.	476	48,885

		$3,674,629
Medical Equipment - 2.4%
Cooper Cos., Inc.	961	$230,890
Danaher Corp.	12,125	1,118,774
Dentsply Sirona, Inc.	1,058	64,612
DexCom, Inc. (a)	1,797	80,811
Edwards Lifesciences Corp.	1,561	159,581
Essilor International S.A.	3,774	477,861
iRhythm Technologies, Inc. (a)	996	50,746
Medtronic PLC	11,346	913,580
Merit Medical Systems, Inc. (a)	2,457	93,489
National Vision Holdings, Inc. (a)	874	25,171
Nevro Corp. (a)	843	73,830
Nihon Kohden Corp.	3,800	84,686
NuVasive, Inc. (a)	1,272	72,161
NxStage Medical, Inc. (a)	1,775	47,836
Obalon Therapeutics, Inc. (a)	2,280	19,220
PerkinElmer, Inc.	9,762	705,988
QIAGEN N.V.	7,818	264,780
Steris PLC	6,280	586,112
Stryker Corp.	1,857	287,594
Tactile Systems Technology, Inc. (a)	1,378	39,535
Terumo Corp.	14,900	620,813
Thermo Fisher Scientific, Inc.	5,803	1,124,795
West Pharmaceutical Services, Inc.	760	77,064
Zimmer Biomet Holdings, Inc.	1,522	185,106

		$7,405,035
Metals & Mining - 0.1%
Rio Tinto PLC	3,300	$155,527

Natural Gas - Distribution - 0.2%
China Resources Gas Group Ltd.	18,000	$65,873
Italgas SpA	31,782	185,662
New Jersey Resources Corp.	2,569	114,192
NiSource, Inc.	2,232	58,858
Sempra Energy	1,008	118,440

		$543,025

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.3%
APA Group	8,379	$54,931
Boardwalk Pipeline Partners LP	5,389	75,554
Cheniere Energy, Inc. (a)	792	37,018
Enbridge, Inc.	2,026	77,861
Enterprise Products Partners LP	1,362	33,369
EQT Midstream Partners LP	7,809	570,526
Plains GP Holdings LP	3,898	79,519

		$928,778
Network & Telecom - 0.3%
Cisco Systems, Inc.	11,987	$409,356
LM Ericsson Telephone Co., “B”	43,000	270,687
Motorola Solutions, Inc.	892	80,762
VTech Holdings Ltd.	12,800	181,957

		$942,762
Oil Services - 0.4%
Forum Energy Technologies, Inc. (a)	6,910	$99,504
Frank’s International N.V.	19,250	127,243
Halliburton Co.	748	31,970
Keane Group, Inc. (a)	4,804	74,174
NOW, Inc. (a)	8,311	104,054
Oil States International, Inc. (a)	1,850	42,643
Patterson-UTI Energy, Inc.	2,164	42,804
Schlumberger Ltd.	8,915	570,560
Superior Energy Services, Inc. (a)	8,453	74,555
U.S. Silica Holdings, Inc.	2,500	76,275

		$1,243,782
Other Banks & Diversified Financials - 4.8%
Aeon Financial Service Co. Ltd.	7,000	$150,745
AEON Thana Sinsap Public Co. Ltd.	54,400	175,220
Air Lease Corp.	2,475	107,539
Allied Irish Banks PLC	16,656	98,444
Bank of the Ozarks, Inc.	1,956	91,189
Berkshire Hills Bancorp, Inc.	2,521	96,554
Brookline Bancorp, Inc.	4,746	73,088
Cathay General Bancorp, Inc.	2,050	85,690
Chiba Bank Ltd.	28,000	214,716
Citigroup, Inc. (s)	38,031	2,795,279
Citizens Financial Group, Inc.	3,415	129,804
Credicorp Ltd.	2,371	496,582
Discover Financial Services	19,359	1,287,954
DNB A.S.A.	6,321	121,885

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
East West Bancorp, Inc.	11,269	$674,337
Element Fleet Management Corp.	21,307	164,167
Encore Capital Group, Inc. (a)	1,069	49,655
Fifth Third Bancorp	5,276	152,476
First Hawaiian, Inc.	3,649	106,697
First Interstate BancSystem, Inc.	3,110	122,223
First Republic Bank	1,450	141,230
Glacier Bancorp, Inc.	3,275	124,319
Grupo Financiero Banorte S.A. de C.V.	58,926	349,712
Hanmi Financial Corp.	2,571	79,058
HDFC Bank Ltd.	3,461	96,925
HDFC Bank Ltd., ADR	6,473	597,458
Intesa Sanpaolo S.p.A	43,978	147,843
Julius Baer Group Ltd.	8,779	519,181
Jyske Bank	4,193	236,946
KBC Group N.V.	1,423	118,202
Lakeland Financial Corp.	1,930	93,180
M&T Bank Corp.	610	101,730
Mastercard, Inc., “A”	1,189	176,888
Northern Trust Corp.	1,487	139,064
Pinnacle Financial Partners, Inc.	1,240	82,088
Preferred Bank	934	57,656
Public Bank Berhad	24,900	120,305
Sandy Spring Bancorp, Inc.	2,057	83,123
Santander Consumer USA Holdings, Inc. (a)	3,840	63,898
SunTrust Banks, Inc.	1,788	107,655
Synchrony Financial	23,125	754,338
TCF Financial Corp.	7,560	137,743
Texas Capital Bancshares, Inc. (a)	1,567	134,840
Textainer Group Holdings Ltd. (a)	3,777	73,840
U.S. Bancorp	14,638	796,014
UMB Financial Corp.	1,647	121,104
Visa, Inc., “A”	12,956	1,424,901
Wintrust Financial Corp.	3,921	318,738

		$14,392,223
Pharmaceuticals - 2.6%
Aratana Therapeutics, Inc. (a)	4,972	$28,490
Bayer AG	10,485	1,364,243
Bristol-Myers Squibb Co.	767	47,293
Celgene Corp. (a)	4,488	453,153
Collegium Pharmaceutical, Inc. (a)	3,927	40,566
Eli Lilly & Co.	11,757	963,369
Genomma Lab Internacional S.A., “B” (a)	145,109	169,316

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Johnson & Johnson	11,460	$1,597,639
Merck & Co., Inc.	8,453	465,676
Novartis AG	6,850	564,396
Novo Nordisk A.S., “B”	4,470	222,372
PetIQ, Inc. (a)	2,023	48,673
Pfizer, Inc.	2,801	98,203
Roche Holding AG	6,210	1,434,777
Santen Pharmaceutical Co. Ltd.	11,200	178,258
Shionogi & Co. Ltd.	500	26,918
TherapeuticsMD, Inc. (a)	2,152	10,157
Zoetis, Inc.	932	59,480

		$7,772,979
Pollution Control - 0.1%
Advanced Disposal Services, Inc. (a)	2,701	$67,309
Clean Harbors, Inc. (a)	4,737	253,477

		$320,786
Precious Metals & Minerals - 0.0%
Agnico Eagle Mines Ltd.	2,820	$125,857

Printing & Publishing - 0.3%
Moody’s Corp.	4,925	$701,369
RELX N.V.	8,033	181,437

		$882,806
Railroad & Shipping - 0.5%
Canadian National Railway Co.	9,483	$763,287
Canadian Pacific Railway Ltd.	223	38,677
Kansas City Southern Co.	1,062	110,682
StealthGas, Inc. (a)	7,773	27,439
Union Pacific Corp.	4,893	566,560

		$1,506,645
Real Estate - 1.9%
Annaly Capital Management, Inc., REIT	19,486	$223,310
Ascendas Real Estate Investment Trust, REIT	89,600	180,107
Big Yellow Group PLC, REIT	3,658	37,774
Brixmor Property Group Inc., REIT	3,241	56,620
Concentradora Fibra Danhos S.A. de C.V., REIT	98,641	167,114
Corporate Office Properties Trust, REIT	2,621	83,689
EPR Properties, REIT	985	68,142
Grand City Properties S.A.	5,770	123,670
LEG Immobilien AG	1,764	179,178

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Life Storage, Inc., REIT	3,924	$317,138
Medical Properties Trust, Inc., REIT	67,097	887,693
Mid-America Apartment Communities, Inc., REIT	787	80,549
Public Storage, Inc., REIT	200	41,450
Realogy Holdings Corp.	34,150	1,104,070
Select Income, REIT	5,422	130,996
STAG Industrial, Inc., REIT	32,122	876,931
Store Capital Corp., REIT	6,285	155,177
Sun Communities, Inc., REIT	3,011	271,773
TAG Immobilien AG	40,533	697,127
Washington Prime Group, Inc., REIT	5,858	45,868
Weyerhaeuser Co., REIT	1,963	70,491

		$5,798,867
Restaurants - 0.6%
Alsea S.A.B. de C.V.	48,835	$148,045
Aramark	7,727	337,593
Dave & Buster’s, Inc. (a)	1,304	62,853
Domino’s Pizza Group PLC	11,753	52,402
Domino’s Pizza, Inc.	1,157	211,731
Performance Food Group Co. (a)	4,155	117,587
Sodexo	2,248	286,080
Starbucks Corp.	6,674	366,002
U.S. Foods Holding Corp. (a)	4,938	134,709
Wingstop, Inc.	1,525	51,652
Zoe’s Kitchen, Inc. (a)	4,530	55,628

		$1,824,282
Special Products & Services - 0.0%
Boyd Group Income Fund, EU	1,227	$91,400

Specialty Chemicals - 1.4%
Akzo Nobel N.V.	2,259	$204,565
Axalta Coating Systems Ltd. (a)	5,823	193,615
Croda International PLC	2,692	149,594
Elementis PLC	34,494	130,247
Ferro Corp. (a)	6,938	165,263
Ferroglobe PLC	8,440	134,956
Kansai Paint Co. Ltd.	6,600	170,207
Linde AG (a)	4,621	995,544
Nexeo Solutions, Inc. (a)	5,993	44,288
Nippon Paint Holdings Co. Ltd.	1,900	66,705
Orion Engineered Carbons S.A.	3,767	89,090
RPM International, Inc.	5,290	282,116

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Sika AG	66	$488,558
Symrise AG	1,372	106,774
Univar, Inc. (a)	31,317	931,681

		$4,153,203
Specialty Stores - 1.7%
Amazon.com, Inc. (s)	1,198	$1,324,125
AutoZone, Inc.	61	35,960
Best Buy Co., Inc.	19,851	1,111,259
Burlington Stores, Inc. (a)	1,592	149,473
Esprit Holdings Ltd. (a)	25,700	15,549
Express, Inc.	5,552	37,587
JD.com, Inc., ADR (a)	1,449	54,366
Just Eat PLC (a)	16,192	167,742
Michaels Co., Inc. (a)	36,801	714,675
Nitori Co. Ltd.	1,500	217,075
O’Reilly Automotive, Inc. (a)	505	106,530
Ross Stores, Inc.	6,161	391,162
Ryohin Keikaku Co. Ltd.	400	117,883
Super Retail Group Ltd.	30,872	184,528
Tractor Supply Co.	1,536	92,559
Tuesday Morning Corp. (a)	6,184	19,170
Urban Outfitters, Inc. (a)	8,457	207,366
Zumiez, Inc. (a)	3,663	64,652

		$5,011,661
Telecommunications - Wireless - 1.1%
Advanced Info Service PLC	13,800	$80,798
American Tower Corp., REIT	4,495	645,797
Cellnex Telecom S.A.U.	4,354	108,105
KDDI Corp.	32,400	866,552
SBA Communications Corp., REIT (a)	9,853	1,548,695
SoftBank Group Corp.	1,700	150,448

		$3,400,395
Telephone Services - 0.1%
Bezeq - The Israel Telecommunication Corp. Ltd.	77,719	$116,052
Com Hem Holding AB	3,272	49,129
Verizon Communications, Inc.	2,944	140,929

		$306,110
Tobacco - 0.9%
Altria Group, Inc.	6,123	$393,219
British American Tobacco PLC	6,650	430,216

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - continued
Japan Tobacco, Inc.	14,400	$476,235
Philip Morris International, Inc.	13,023	1,362,727
Swedish Match AB	4,362	164,337

		$2,826,734
Trucking - 0.3%
DSV A.S.	3,100	$239,721
Knight-Swift Transportation Holdings, Inc. (a)	928	38,466
Marten Transport Ltd.	2,733	53,703
Schneider National, Inc.	2,079	54,449
Werner Enterprises, Inc.	1,607	57,290
Yamato Holdings Co. Ltd.	23,600	484,204

		$927,833
Utilities - Electric Power - 1.6%
AES Corp.	5,102	$54,234
Ameren Corp.	1,135	70,359
American Electric Power Co., Inc.	473	35,196
Avangrid, Inc.	12,635	653,609
CLP Holdings Ltd.	8,500	86,456
CMS Energy Corp.	3,278	158,557
DTE Energy Co.	1,074	118,634
Duke Energy Corp.	7,591	670,361
El Paso Electric Co.	2,235	128,513
Enel S.p.A	23,214	143,992
Eversource Energy	1,724	107,991
Exelon Corp.	30,920	1,243,293
FirstEnergy Corp.	1,961	64,615
NextEra Energy, Inc.	329	51,018
PG&E Corp.	4,926	284,575
Pinnacle West Capital Corp.	1,240	108,760
PNM Resources, Inc.	3,296	143,046
Portland General Electric Co.	3,735	178,309
PPL Corp.	9,098	341,721
Public Service Enterprise Group, Inc.	2,490	122,508
WEC Energy Group, Inc.	1,291	87,000
Xcel Energy, Inc.	946	46,846

		$4,899,593
Total Common Stocks (Identified Cost, $183,119,152)		$210,261,035

Bonds - 19.0%
Aerospace - 0.2%
Lockheed Martin Corp., 3.55%, 1/15/2026	$699,000	$726,064

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Apparel Manufacturers - 0.1%
Coach, Inc., 4.125%, 7/15/2027	$412,000	$414,842

Automotive - 0.5%
General Motors Co., 4.875%, 10/02/2023	$1,000,000	$1,090,340
General Motors Co., 5.15%, 4/01/2038	166,000	172,644
Lear Corp., 3.8%, 9/15/2027	281,000	281,945

		$1,544,929
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/2020	$325,000	$352,610
Life Technologies Corp., 5%, 1/15/2021	532,000	568,584

		$921,194
Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$422,000	$421,777

Brokerage & Asset Managers - 0.7%
CME Group, Inc., 3%, 3/15/2025	$555,000	$565,249
E*TRADE Financial Corp., 2.95%, 8/24/2022	236,000	236,112
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	353,000	351,660
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	777,000	817,103

		$1,970,124
Building - 0.4%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$418,000	$442,310
Masco Corp., 4.375%, 4/01/2026	302,000	321,120
Mohawk Industries, Inc., 3.85%, 2/01/2023	300,000	312,174
Owens Corning, 4.2%, 12/15/2022	152,000	160,988

		$1,236,592
Business Services - 0.6%
Cisco Systems, Inc., 2.2%, 2/28/2021	$1,015,000	$1,017,725
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	369,000	380,304
Fidelity National Information Services, Inc., 5%, 10/15/2025	263,000	292,879

		$1,690,908
Cable TV - 1.0%
Charter Communications Operating LLC, 6.384%, 10/23/2035	$885,000	$1,019,943
Comcast Corp., 4.75%, 3/01/2044	710,000	789,376
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	219,000	216,570
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	90,000	89,351
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	400,000	400,842
Time Warner Cable, Inc., 4.5%, 9/15/2042	368,000	338,882

		$2,854,964

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 0.2%
Dow Chemical Co., 8.55%, 5/15/2019	$325,000	$356,873
LyondellBasell Industries N.V., 5%, 4/15/2019	294,000	304,120

		$660,993
Computer Software - 0.2%
Microsoft Corp., 4.25%, 2/06/2047	$600,000	$661,188

Computer Software - Systems - 0.4%
Apple, Inc., 3.35%, 2/09/2027	$600,000	$615,669
Apple, Inc., 4.25%, 2/09/2047	600,000	643,363

		$1,259,032
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$300,000	$312,626

Consumer Services - 0.7%
Priceline Group, Inc., 3.65%, 3/15/2025	$319,000	$328,056
Priceline Group, Inc., 3.6%, 6/01/2026	536,000	547,849
Visa, Inc., 2.75%, 9/15/2027	500,000	490,477
Visa, Inc., 4.15%, 12/14/2035	527,000	575,399

		$1,941,781
Electronics - 0.5%
Flextronics International Ltd., 4.75%, 6/15/2025	$1,000,000	$1,076,772
Tyco Electronics Group S.A., 3.5%, 2/03/2022	400,000	415,114

		$1,491,886
Financial Institutions - 0.1%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	$325,000	$338,572

Food & Beverages - 0.9%
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	$923,000	$1,010,555
Kraft Heinz Foods Co., 5%, 7/15/2035	225,000	246,747
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	600,000	609,077
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	700,000	721,994

		$2,588,373
Forest & Paper Products - 0.1%
International Paper Co., 6%, 11/15/2041	$300,000	$373,781

Insurance - 0.3%
American International Group, Inc., 4.5%, 7/16/2044	$331,000	$346,811
Unum Group, 4%, 3/15/2024	600,000	624,420

		$971,231

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 4.625%, 7/15/2035	$615,000	$696,940

Insurance - Property & Casualty - 0.5%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$588,000	$596,187
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	281,000	305,830
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	700,000	725,117

		$1,627,134
Major Banks - 3.0%
Bank of America Corp., 1.75%, 6/05/2018	$1,200,000	$1,200,603
Bank of America Corp., 3.124% to 1/20/2022, FLR to 1/20/2023	397,000	403,078
Bank of America Corp., 3.875%, 8/01/2025	979,000	1,026,599
Goldman Sachs Group, Inc., 4.017% to 10/31/2037, FLR to 10/31/2038	592,000	596,604
HSBC Holdings PLC, 4.375%, 11/23/2026	463,000	486,903
JPMorgan Chase & Co., 4.25%, 10/15/2020	800,000	845,504
JPMorgan Chase & Co., 3.25%, 9/23/2022	1,650,000	1,696,727
JPMorgan Chase & Co., 3.125%, 1/23/2025	449,000	451,612
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR to 8/29/2049	500,000	573,125
Morgan Stanley, 2.2%, 12/07/2018	632,000	633,870
Morgan Stanley, 3.125%, 7/27/2026	686,000	676,036
Morgan Stanley, 3.95%, 4/23/2027	480,000	489,552

		$9,080,213
Medical & Health Technology & Services - 0.8%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$73,000	$75,023
Becton, Dickinson and Co., 4.685%, 12/15/2044	496,000	521,148
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	207,000	211,631
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	359,000	373,255
Northwell Healthcare, Inc., 3.979%, 11/01/2046	39,000	37,253
Northwell Healthcare, Inc., 4.26%, 11/01/2047	310,000	309,929
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	400,000	407,024
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	585,000	592,119

		$2,527,382
Metals & Mining - 0.5%
Barrick North America Finance LLC, 4.4%, 5/30/2021	$56,000	$59,934
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	331,000	346,762
Glencore Funding LLC, 4%, 4/16/2025 (n)	206,000	210,388
Southern Copper Corp., 5.25%, 11/08/2042	691,000	750,203

		$1,367,287

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 0.6%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$472,000	$493,457
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	713,000	723,170
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	342,742
Spectra Energy Partners LP, 4.75%, 3/15/2024	300,000	327,839

		$1,887,208
Natural Gas - Distribution - 0.2%
NiSource Finance Corp., 3.85%, 2/15/2023	$300,000	$314,732
NiSource Finance Corp., 4.8%, 2/15/2044	300,000	334,074

		$648,806
Network & Telecom - 0.5%
AT&T, Inc., 3.4%, 8/14/2024	$946,000	$945,235
AT&T, Inc., 5.65%, 2/15/2047	611,000	653,628

		$1,598,863
Oils - 0.7%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$663,000	$683,092
Marathon Petroleum Corp., 4.75%, 9/15/2044	373,000	379,167
Valero Energy Corp., 4.9%, 3/15/2045	879,000	964,828

		$2,027,087
Other Banks & Diversified Financials - 0.1%
Citizens Bank N.A., 2.55%, 5/13/2021	$407,000	$408,674

Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$373,000	$363,384

Pollution Control - 0.1%
Republic Services, Inc., 5.25%, 11/15/2021	$300,000	$330,758

Retailers - 0.4%
Best Buy Co., Inc., 5.5%, 3/15/2021	$766,000	$833,242
Home Depot, Inc., 4.875%, 2/15/2044	300,000	350,163

		$1,183,405
Specialty Chemicals - 0.4%
Ecolab, Inc., 2.25%, 1/12/2020	$700,000	$703,208
Ecolab, Inc., 4.35%, 12/08/2021	400,000	430,678

		$1,133,886
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT, 3.5%, 1/31/2023	$325,000	$334,830
American Tower Corp., REIT, 5%, 2/15/2024	400,000	441,274

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
American Tower Corp., REIT, 4%, 6/01/2025	$464,000	$481,949
Crown Castle International Corp., 4.45%, 2/15/2026	617,000	651,884
Crown Castle International Corp., 3.7%, 6/15/2026	369,000	370,081
SBA Tower Trust, 2.898%, 10/11/2044 (n)	618,000	622,775

		$2,902,793
Tobacco - 0.6%
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	$551,000	$580,283
Reynolds American, Inc., 8.125%, 6/23/2019	266,000	291,617
Reynolds American, Inc., 3.25%, 6/12/2020	357,000	366,057
Reynolds American, Inc., 4.45%, 6/12/2025	154,000	165,762
Reynolds American, Inc., 5.7%, 8/15/2035	257,000	303,340

		$1,707,059
Transportation - Services - 0.3%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$578,000	$766,655
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	80,000	80,203

		$846,858
Utilities - Electric Power - 1.6%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$506,000	$556,684
CMS Energy Corp., 3.875%, 3/01/2024	700,000	735,854
EDP Finance B.V., 4.9%, 10/01/2019 (n)	692,000	726,314
Emera U.S. Finance LP, 2.7%, 6/15/2021	334,000	335,517
Emera U.S. Finance LP, 3.55%, 6/15/2026	382,000	385,628
Exelon Corp., 3.497%, 6/01/2022	346,000	356,103
PPL Capital Funding, Inc., 4.2%, 6/15/2022	300,000	320,316
PPL Capital Funding, Inc., 3.1%, 5/15/2026	893,000	881,474
PPL Capital Funding, Inc., 5%, 3/15/2044	285,000	327,500
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	200,000	216,318

		$4,841,708
Total Bonds (Identified Cost, $55,089,161)		$57,560,302

Preferred Stocks - 0.3%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a)	1,932,920	$2,567

Consumer Products - 0.2%
Henkel AG & Co. KGaA	4,294	$602,725

Specialty Chemicals - 0.1%
Fuchs Petrolub SE	3,551	$199,353
Total Preferred Stocks (Identified Cost, $674,558)		$804,645

Portfolio of Investments – continued

Investment Companies (h) - 6.6%
Issuer	Shares/Par	Value ($)
Money Market Funds - 6.6%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $19,869,700)	19,869,700	$19,869,700

Securities Sold Short - 0.0%
Telecommunications - Wireless - 0.0%
Crown Castle International Corp., REIT (Identified Cost, $22,606)	(273)	$(29,233)

Other Assets, Less Liabilities - 4.6%		13,832,904
Net Assets - 100.0%		$302,299,353

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $19,869,700 and $268,625,982, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,459,794, representing 2.5% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso

Portfolio of Investments – continued

MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 10/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
INR	1,195,255,050	USD	18,248,644	Goldman Sachs International	12/21/2017	$88,628
USD	529,172	CNY	3,510,000	Goldman Sachs International	12/21/2017	1,026
USD	21,582,704	GBP	15,975,000	Goldman Sachs International	12/21/2017	331,903
USD	2,544,962	HKD	19,825,000	Goldman Sachs International	12/21/2017	1,684
USD	6,876,403	NZD	9,430,000	Goldman Sachs International	12/21/2017	429,257
USD	2,646,446	SEK	21,080,000	Goldman Sachs International	12/21/2017	120,467
USD	12,715,000	CNY	84,453,030	JPMorgan Chase Bank N.A.	12/21/2017	7,439
USD	4,654,166	AUD	5,875,000	Morgan Stanley Capital Services, Inc.	12/21/2017	159,892
USD	24,509,933	CAD	30,295,000	Morgan Stanley Capital Services, Inc.	12/21/2017	1,015,373
USD	21,176,910	CHF	20,530,000	Morgan Stanley Capital Services, Inc.	12/21/2017	525,150
USD	40,463,287	EUR	33,865,000	Morgan Stanley Capital Services, Inc.	12/21/2017	900,846
USD	20,172,565	SGD	27,270,000	Morgan Stanley Capital Services, Inc.	12/21/2017	157,959
USD	12,715,000	ZAR	172,426,844	Morgan Stanley Capital Services, Inc.	12/21/2017	624,223

						$4,363,847

Liability Derivatives
COP	45,923,946,580	USD	15,619,062	Morgan Stanley Capital Services, Inc.	12/21/2017	$(593,619)
EUR	6,450,000	USD	7,674,654	Morgan Stanley Capital Services, Inc.	12/21/2017	(139,507)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
JPY	1,282,600,000	USD	11,441,570	Morgan Stanley Capital Services, Inc.	12/21/2017	$(132,667)
MXN	232,865,468	USD	12,225,000	Goldman Sachs International	12/21/2017	(183,496)
MYR	82,163,000	USD	19,604,629	Goldman Sachs International	12/21/2017	(233,344)
NOK	75,360,000	USD	9,638,078	Morgan Stanley Capital Services, Inc.	12/21/2017	(399,753)
NZD	9,430,000	USD	6,617,229	JPMorgan Chase Bank N.A.	12/21/2017	(170,083)
TRY	45,835,032	USD	12,715,000	Goldman Sachs International	12/21/2017	(808,392)
USD	14,638,964	KRW	16,600,000,000	Goldman Sachs International	12/21/2017	(181,914)
USD	5,405,000	KRW	6,122,784,000	Morgan Stanley Capital Services, Inc.	12/21/2017	(61,569)

						$(2,904,344)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Euro STOXX 50 Index	Long	EUR	123	$5,263,980	December - 2017	$250,528
Hang Seng China Index	Long	HKD	124	9,168,455	November - 2017	82,857
Hang Seng Index	Short	HKD	19	3,434,686	November - 2017	2,440
NASDAQ 100 Index	Long	USD	22	2,749,890	December - 2017	65,833
Russell 1000 Value Index	Long	USD	571	33,486,295	December - 2017	731,023

						$1,132,681

Interest Rate Futures
Long Gilt 10 yr	Short	GBP	22	$3,632,835	December - 2017	$79,750
U.S. Treasury Note 10 yr	Short	USD	487	60,844,563	December - 2017	860,353

						$940,103

						$2,072,784

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	44	$5,654,788	November - 2017	$(63,148)
ASX SPI 200 Index	Short	AUD	23	2,599,722	December - 2017	(108,975)
CAC 40 Index	Short	EUR	137	8,779,538	November - 2017	(222,888)
DAX Index	Short	EUR	8	3,080,329	December - 2017	(164,375)
FTSE 100 Index	Short	GBP	71	7,041,751	December - 2017	(99,127)
MSCI Singapore Index	Short	SGD	61	1,698,774	November - 2017	(30,537)
MSCI Taiwan Index	Short	USD	342	13,966,030	November - 2017	(150,872)
OMX Index	Short	SEK	222	4,427,855	November - 2017	(98,332)
Russell 2000 Index	Short	USD	252	18,934,020	December - 2017	(1,095,545)
S&P 500 Index	Short	USD	258	165,939,150	December - 2017	(6,706,374)
S&P MidCap 400 Index	Short	USD	80	14,671,200	December - 2017	(967,380)
S&P/TSX 60 Index	Short	CAD	12	1,759,119	December - 2017	(131,240)
Topix Index	Short	JPY	47	7,346,817	December - 2017	(733,286)

						$(10,572,079)

Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	281	$29,933,982	December - 2017	$(96,280)

Total						$(10,668,359)

Cleared Swap Agreements

Maturity Date		Notional Amount	Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Value	Net Unamortized Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)
Liability Derivatives
Credit Default Swap Agreements
12/20/22	USD	29,500,000	centrally cleared	(1)	5.00%/ quarterly	$(2,643,913)	$(2,169,925)	$(473,988)
12/20/22	EUR	15,600,000	centrally cleared	(2)	1.00%/ quarterly	(484,125)	(392,995)	(91,130)
12/20/22	USD	31,100,000	centrally cleared	(3)	1.00%/ quarterly	(751,485)	(596,884)	(154,601)

Total						$(3,879,523)	$(3,159,804)	$(719,719)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America High Yield Index.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit iTraxx Europe Index.

Portfolio of Investments – continued

(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America Investment Grade Index.

At October 31, 2017, the fund had cash collateral of $11,519,324 and other liquid securities with an aggregate value of $588,541 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $238,882,871)	$268,625,982
Investments in affiliated issuers, at value (identified cost, $19,869,700)	19,869,700
Cash	11,254
Foreign currency, at value (identified cost, $603,644)	594,061
Restricted cash for
Forward foreign currency exchange contracts	280,000
Deposits with brokers for
Cleared swaps	1,362,543
Futures contracts	9,839,750
Securities sold short	37,031
Receivables for
Forward foreign currency exchange contracts	4,363,847
Investments sold	1,188,653
Fund shares sold	164,971
Interest and dividends	841,934
Total assets	$307,179,726
Liabilities
Payables for
Securities sold short, at value (proceeds received, $22,606)	29,233
Forward foreign currency exchange contracts	2,904,344
Daily variation margin on open futures contracts	687,107
Daily variation margin on open cleared swap agreements	40,109
Investments purchased	310,356
Fund shares reacquired	476,617
Payable to affiliates
Investment adviser	14,000
Shareholder servicing costs	231,042
Distribution and service fees	2,464
Payable for independent Trustees’ compensation	77
Deferred country tax expense payable	3,889
Accrued expenses and other liabilities	181,135
Total liabilities	$4,880,373
Net assets	$302,299,353
Net assets consist of
Paid-in capital	$343,571,597
Unrealized appreciation (depreciation) (net of $3,804 deferred country tax)	21,803,300
Accumulated net realized gain (loss)	(69,230,717)
Undistributed net investment income	6,155,173
Net assets	$302,299,353
Shares of beneficial interest outstanding	29,352,874

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$50,451,878	4,918,339	$10.26
Class B	6,353,996	634,749	10.01
Class C	24,540,465	2,452,993	10.00
Class I	211,359,800	20,417,939	10.35
Class R1	363,000	36,569	9.93
Class R2	1,559,513	154,188	10.11
Class R3	1,009,496	98,077	10.29
Class R4	128,487	12,386	10.37
Class R6	6,532,718	627,634	10.41

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.89 [100 / 94.25 x $10.26]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$4,404,727
Interest	2,844,226
Dividends from affiliated issuers	175,386
Foreign taxes withheld	(263,201)
Total investment income	$7,161,138
Expenses
Management fee	$3,309,617
Distribution and service fees	571,649
Shareholder servicing costs	483,515
Administrative services fee	67,692
Independent Trustees’ compensation	10,181
Custodian fee	390,066
Shareholder communications	59,935
Audit and tax fees	101,895
Legal fees	5,339
Dividend and interest expense on securities sold short	1,267
Interest expense	391,043
Miscellaneous	244,273
Total expenses	$5,636,472
Fees paid indirectly	(23,757)
Reduction of expenses by investment adviser and distributor	(447,720)
Net expenses	$5,164,995
Net investment income (loss)	$1,996,143
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $25,417 country tax)	$25,215,702
Affiliated issuers	509
Futures contracts	(33,141,137)
Swap agreements	1,917,691
Forward foreign currency exchange contracts	6,365,991
Foreign currency	2,938,097
Net realized gain (loss)	$3,296,853
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $14,695 decrease in deferred country tax)	$25,646,986
Futures contracts	(10,216,374)
Swap agreements	(522,408)
Securities sold short	(4,749)
Forward foreign currency exchange contracts	(5,659,608)
Translation of assets and liabilities in foreign currencies	112,156
Net unrealized gain (loss)	$9,356,003
Net realized and unrealized gain (loss)	$12,652,856
Change in net assets from operations	$14,648,999

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$1,996,143	$4,859,850
Net realized gain (loss)	3,296,853	(43,725,035)
Net unrealized gain (loss)	9,356,003	16,873,427
Change in net assets from operations	$14,648,999	$(21,991,758)
Distributions declared to shareholders
From net investment income	$(11,650,148)	$(8,270,546)
Change in net assets from fund share transactions	$(258,644,780)	$(203,538,380)
Total change in net assets	$(255,645,929)	$(233,800,684)
Net assets
At beginning of period	557,945,282	791,745,966
At end of period (including undistributed net investment income of $6,155,173 and $12,179,577, respectively)	$302,299,353	$557,945,282

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$10.00	$10.38	$10.65	$10.28	$9.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.05	$0.05	$0.03
Net realized and unrealized gain (loss)	0.46	(0.35)	(0.23)	0.45	0.70
Total from investment operations	$0.50	$(0.29)	$(0.18)	$0.50	$0.73
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.09)	$(0.09)	$(0.13)	$(0.26)
Net asset value, end of period (x)	$10.26	$10.00	$10.38	$10.65	$10.28
Total return (%) (r)(s)(t)(x)	5.18	(2.77)	(1.67)	4.93	7.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.47	1.40	1.47	1.64
Expenses after expense reductions (f)	1.51	1.46	1.39	1.40	1.39
Net investment income (loss)	0.39	0.57	0.49	0.45	0.30
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$50,452	$125,642	$181,537	$128,066	$86,701
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.40	1.39	1.39	1.40	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$9.76	$10.14	$10.41	$10.07	$9.62
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.03)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	0.44	(0.33)	(0.22)	0.44	0.69
Total from investment operations	$0.41	$(0.35)	$(0.25)	$0.41	$0.65
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.03)	$(0.02)	$(0.07)	$(0.20)
Net asset value, end of period (x)	$10.01	$9.76	$10.14	$10.41	$10.07
Total return (%) (r)(s)(t)(x)	4.35	(3.50)	(2.42)	4.10	6.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.37	2.22	2.15	2.22	2.39
Expenses after expense reductions (f)	2.25	2.21	2.14	2.15	2.14
Net investment income (loss)	(0.29)	(0.18)	(0.24)	(0.30)	(0.39)
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$6,354	$8,714	$9,654	$8,637	$7,418
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.15	2.14	2.14	2.15	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$9.74	$10.13	$10.40	$10.06	$9.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.03)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	0.44	(0.34)	(0.22)	0.44	0.68
Total from investment operations	$0.41	$(0.36)	$(0.25)	$0.41	$0.64
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.03)	$(0.02)	$(0.07)	$(0.19)
Net asset value, end of period (x)	$10.00	$9.74	$10.13	$10.40	$10.06
Total return (%) (r)(s)(t)(x)	4.35	(3.53)	(2.37)	4.12	6.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	2.22	2.15	2.22	2.39
Expenses after expense reductions (f)	2.26	2.21	2.14	2.15	2.14
Net investment income (loss)	(0.30)	(0.18)	(0.26)	(0.30)	(0.42)
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$24,540	$43,754	$55,745	$41,318	$30,918
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.15	2.14	2.14	2.15	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$10.10	$10.48	$10.75	$10.37	$9.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.07	$0.07	$0.05
Net realized and unrealized gain (loss)	0.46	(0.34)	(0.22)	0.46	0.71
Total from investment operations	$0.53	$(0.26)	$(0.15)	$0.53	$0.76
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.12)	$(0.12)	$(0.15)	$(0.28)
Net asset value, end of period (x)	$10.35	$10.10	$10.48	$10.75	$10.37
Total return (%) (r)(s)(t)(x)	5.42	(2.52)	(1.44)	5.18	7.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.22	1.15	1.23	1.40
Expenses after expense reductions (f)	1.26	1.21	1.15	1.15	1.14
Net investment income (loss)	0.71	0.82	0.69	0.68	0.50
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$211,360	$371,340	$538,464	$228,066	$124,997
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.15	1.14	1.15	1.15	1.14

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$9.72	$10.10	$10.37	$10.02	$9.56
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.03)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	0.44	(0.33)	(0.22)	0.44	0.67
Total from investment operations	$0.41	$(0.35)	$(0.25)	$0.41	$0.64
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.03)	$(0.02)	$(0.06)	$(0.18)
Net asset value, end of period (x)	$9.93	$9.72	$10.10	$10.37	$10.02
Total return (%) (r)(s)(t)(x)	4.38	(3.52)	(2.42)	4.14	6.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.37	2.23	2.15	2.22	2.39
Expenses after expense reductions (f)	2.24	2.22	2.14	2.15	2.14
Net investment income (loss)	(0.26)	(0.21)	(0.29)	(0.29)	(0.36)
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$363	$328	$239	$151	$122
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.15	2.15	2.14	2.15	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$9.89	$10.26	$10.53	$10.18	$9.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.03	$0.03	$0.02	$(0.00	)(w)
Net realized and unrealized gain (loss)	0.44	(0.34)	(0.23)	0.45	0.69
Total from investment operations	$0.46	$(0.31)	$(0.20)	$0.47	$0.69
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.06)	$(0.07)	$(0.12)	$(0.24)
Net asset value, end of period (x)	$10.11	$9.89	$10.26	$10.53	$10.18
Total return (%) (r)(s)(t)(x)	4.81	(2.99)	(1.88)	4.64	7.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.72	1.65	1.73	1.90
Expenses after expense reductions (f)	1.74	1.72	1.64	1.65	1.65
Net investment income (loss)	0.23	0.31	0.26	0.18	(0.05)
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$1,560	$1,300	$1,139	$1,028	$627
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.65	1.65	1.64	1.65	1.65

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$10.06	$10.39	$10.65	$10.28	$9.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	0.45	(0.34)	(0.23)	0.45	0.69
Total from investment operations	$0.50	$(0.29)	$(0.18)	$0.50	$0.73
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.04)	$(0.08)	$(0.13)	$(0.26)
Net asset value, end of period (x)	$10.29	$10.06	$10.39	$10.65	$10.28
Total return (%) (r)(s)(t)(x)	5.17	(2.83)	(1.72)	4.87	7.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.49	1.40	1.47	1.64
Expenses after expense reductions (f)	1.49	1.47	1.39	1.40	1.39
Net investment income (loss)	0.49	0.47	0.43	0.48	0.35
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$1,009	$932	$707	$270	$355
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.40	1.40	1.39	1.40	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/17	10/31/16	10/31/15		10/31/14	10/31/13
Net asset value, beginning of period	$10.13	$10.44	$10.76		$10.38	$9.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.09		$0.08	$0.07
Net realized and unrealized gain (loss)	0.46	(0.35)	(0.30	)(g)	0.45	0.70
Total from investment operations	$0.53	$(0.26)	$(0.21)		$0.53	$0.77
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.05)	$(0.11)		$(0.15)	$(0.28)
Net asset value, end of period (x)	$10.37	$10.13	$10.44		$10.76	$10.38
Total return (%) (r)(s)(t)(x)	5.40	(2.50)	(1.94)		5.13	7.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.22	1.14		1.21	1.39
Expenses after expense reductions (f)	1.26	1.21	1.13		1.15	1.14
Net investment income (loss)	0.71	0.85	0.81		0.75	0.67
Portfolio turnover	37	51	49		94	44
Net assets at end of period (000 omitted)	$128	$192	$161		$1,483	$1,359
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.15	1.14	1.13		1.15	1.14

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period	$10.16	$10.54	$10.81	$10.42	$9.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.06	$0.08	$0.07
Net realized and unrealized gain (loss)	0.45	(0.35)	(0.21)	0.46	0.70
Total from investment operations	$0.54	$(0.26)	$(0.15)	$0.54	$0.77
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.12)	$(0.12)	$(0.15)	$(0.27)
Net asset value, end of period (x)	$10.41	$10.16	$10.54	$10.81	$10.42
Total return (%) (r)(s)(t)(x)	5.57	(2.45)	(1.38)	5.29	7.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.12	1.08	1.14	1.32
Expenses after expense reductions (f)	1.12	1.11	1.07	1.07	1.07
Net investment income (loss)	0.84	0.92	0.61	0.79	0.70
Portfolio turnover	37	51	49	94	44
Net assets at end of period (000 omitted)	$6,533	$5,743	$4,099	$140	$115
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.03	1.04	1.07	1.07	1.07

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination

Notes to Financial Statements – continued

of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to

Notes to Financial Statements – continued

the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$144,555,384	$—	$—	$144,555,384
United Kingdom	10,943,047	2,567	—	10,945,614
Japan	682,604	9,938,973	—	10,621,577
France	8,551,425	—	—	8,551,425
Switzerland	8,085,677	—	—	8,085,677
Germany	6,502,621	—	—	6,502,621
Canada	2,892,125	—	—	2,892,125
Spain	2,364,108	—	—	2,364,108
Taiwan	1,761,937	142,594	—	1,904,531
Other Countries	11,967,794	2,674,824		14,642,618
U.S. Corporate Bonds	—	52,450,510	—	52,450,510
Foreign Bonds	—	5,109,792	—	5,109,792
Mutual Funds	19,869,700	—	—	19,869,700
Total Investments	$218,176,422	$70,319,260	$—	$288,495,682
Short Sales	$(29,233)	$—	$—	$(29,233)

Other Financial Instruments
Futures Contracts – Assets	$1,987,487	$85,297	$—	$2,072,784
Futures Contracts – Liabilities	(9,644,689)	(1,023,670)	—	(10,668,359)
Swap Agreements – Liabilities	—	(3,879,523)	—	(3,879,523)
Forward Foreign Currency Exchange Contracts – Assets	—	4,363,847	—	4,363,847
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,904,344)	—	(2,904,344)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $12,040,857 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

Notes to Financial Statements – continued

purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$940,103	$(96,280)
Foreign Exchange	Forward Foreign Currency Exchange	4,363,847	(2,904,344)
Equity	Equity Futures	1,132,681	(10,572,079)
Credit	Credit Default Swaps	—	(3,879,523)
Total		$6,436,631	$(17,452,226)

(a)	The values for futures contracts and cleared swap agreements presented in this table correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Investments (Purchased Options)
Interest Rate	$(2,830,160)	$—	$—	$—
Foreign Exchange	—	—	6,365,991	—
Equity	(30,310,977)	—	—	(520,550)
Credit	—	1,917,691	—	—
Total	$(33,141,137)	$1,917,691	$6,365,991	$(520,550)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Investments (Purchased Options)
Interest Rate	$1,277,196	$—	$—	$—
Foreign Exchange	—	—	(5,659,608)	—
Equity	(11,493,570)	—	—	249,699
Credit	—	(522,408)	—	—
Total	$(10,216,374)	$(522,408)	$(5,659,608)	$249,699

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in

Notes to Financial Statements – continued

segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense” in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(687,107)
Cleared Swap Agreements (a)	—	(40,109)
Forward Foreign Currency Exchange Contracts	4,363,847	(2,904,344)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$4,363,847	$(3,631,560)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(727,216)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$4,363,847	$(2,904,344)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$972,965	$(972,965)	$—	$—	$—
JPMorgan Chase Bank N.A.	7,439	(7,439)	—	—	—
Morgan Stanley & Co. International PLC	3,383,443	(1,327,115)	—	(2,056,328)	—
Total	$4,363,847	$(2,307,519)	$—	$(2,056,328)	$—

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(1,407,146)	$972,965	$—	$280,000	$(154,181)
JPMorgan Chase Bank N.A.	(170,083)	7,439	—	—	(162,644)
Morgan Stanley & Co. International PLC	(1,327,115)	1,327,115	—	—	—
Total	$(2,904,344)	$2,307,519	$—	$280,000	$(316,825)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Notes to Financial Statements – continued

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as

Notes to Financial Statements – continued

unrealized appreciation or depreciation on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2017, the fund did not hold any credit default swap

Notes to Financial Statements – continued

agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2017, this expense amounted to $1,267. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/17	Year ended 10/31/16
Ordinary income (including any short-term capital gains)	$11,650,148	$8,270,546

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$250,451,408
Gross appreciation	36,704,734
Gross depreciation	(9,705,288)
Net unrealized appreciation (depreciation)	$26,999,446
Undistributed ordinary income	5,665,021
Capital loss carryforwards	(74,406,147)
Other temporary differences	469,436

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried

Notes to Financial Statements – continued

forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
10/31/18	$(11,844,509)

Post-enactment losses which are characterized as follows:
Short-Term	$(54,143,253)
Long-Term	(8,418,385)
Total	$(62,561,638)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/17	Year ended 10/31/16
Class A	$2,476,975	$1,628,398
Class B	133,713	26,078
Class C	624,236	185,778
Class I	8,176,727	6,371,943
Class R1	6,831	600
Class R2	32,690	7,088
Class R3	25,148	774
Class R4	7,467	829
Class R6	166,361	49,058
Total	$11,650,148	$8,270,546

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2017, this management fee reduction amounted to $28,462, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

MFS has engaged UBS Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.28%
In excess of $1 billion and up to $2.5 billion	0.185%
In excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2019. For the year ended October 31, 2017, this reduction amounted to $416,571, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,588 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$168,051
Class B	0.75%	0.25%	1.00%	1.00%	69,176
Class C	0.75%	0.25%	1.00%	1.00%	321,293
Class R1	0.75%	0.25%	1.00%	1.00%	3,456
Class R2	0.25%	0.25%	0.50%	0.50%	7,135
Class R3	—	0.25%	0.25%	0.25%	2,538
Total Distribution and Service Fees					$571,649

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2017, this rebate amounted to $2,677 and $10 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2017, were as follows:

Amount
Class A	$544
Class B	23,858
Class C	2,604

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2017, the fee was $20,028, which equated to 0.0054% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $463,487.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0184% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $705 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017 and September 20, 2017, MFS purchased 231 and 435, shares of Class R4, respectively, for an aggregate amount of $2,304 and $4,489, respectively.

On August 15, 2017, MFS redeemed 4,935 shares of Class R6 for an aggregate amount of $51,225.

During the year ended October 31, 2017, the fund incurred approximately $20,243 in brokerage commissions with broker-dealer affiliates of UBS Group AG, an affiliate of UBS, for portfolio transactions executed on behalf of the fund.

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other purchased option transactions and than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,076,567	$1,083,199
Investments (non-U.S. Government securities)	$120,728,247	$379,947,853

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,240,373	$12,374,429	4,412,599	$44,439,712
Class B	39,757	389,814	171,650	1,704,869
Class C	101,912	986,286	799,562	7,926,588
Class I	9,242,560	92,067,709	21,993,048	224,069,376
Class R1	2,246	21,739	11,097	108,596
Class R2	27,267	270,078	36,770	365,514
Class R3	31,050	311,521	87,643	880,844
Class R4	9,136	90,779	17,513	179,051
Class R6	315,274	3,205,772	334,574	3,412,098
	11,009,575	$109,718,127	27,864,456	$283,086,648

Shares issued to shareholders in reinvestment of distributions
Class A	244,754	$2,337,403	149,101	$1,526,795
Class B	10,515	98,628	1,948	19,592
Class C	57,164	536,200	14,808	148,825
Class I	746,586	7,182,161	450,824	4,657,008
Class R1	734	6,831	60	600
Class R2	3,463	32,690	698	7,088
Class R3	2,622	25,148	75	774
Class R4	775	7,467	80	829
Class R6	13,228	127,785	2,435	25,276
	1,079,841	$10,354,313	620,029	$6,386,787

Shares reacquired
Class A	(9,134,658)	$(89,492,999)	(9,487,652)	$(95,296,704)
Class B	(308,519)	(2,969,501)	(232,823)	(2,281,214)
Class C	(2,197,323)	(21,315,388)	(1,826,648)	(17,927,659)
Class I	(26,330,441)	(261,713,784)	(37,050,025)	(374,892,642)
Class R1	(144)	(1,422)	(1,132)	(11,053)
Class R2	(8,084)	(80,183)	(16,918)	(169,493)
Class R3	(28,200)	(284,557)	(63,182)	(648,574)
Class R4	(16,432)	(167,176)	(14,139)	(142,784)
Class R6	(266,062)	(2,692,210)	(160,701)	(1,641,692)
	(38,289,863)	$(378,717,220)	(48,853,220)	$(493,011,815)

Notes to Financial Statements – continued

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(7,649,531)	$(74,781,167)	(4,925,952)	$(49,330,197)
Class B	(258,247)	(2,481,059)	(59,225)	(556,753)
Class C	(2,038,247)	(19,792,902)	(1,012,278)	(9,852,246)
Class I	(16,341,295)	(162,463,914)	(14,606,153)	(146,166,258)
Class R1	2,836	27,148	10,025	98,143
Class R2	22,646	222,585	20,550	203,109
Class R3	5,472	52,112	24,536	233,044
Class R4	(6,521)	(68,930)	3,454	37,096
Class R6	62,440	641,347	176,308	1,795,682
	(26,200,447)	$(258,644,780)	(20,368,735)	$(203,538,380)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $2,532 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		37,412,666	267,393,907	(284,936,873)	19,869,700

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$509	$—	$—	$175,386	$19,869,700

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Alternative Strategy Fund (one of the series of MFS Series Trust XV) (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Alternative Strategy Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	JPMorgan Chase Bank, NA
111 Huntington Avenue	4 Metrotech Center
Boston, MA 02199-7618	New York, NY 11245
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Asset Management	Deloitte & Touche LLP
(Americas) Inc.	200 Berkeley Street
One North Wacker Drive	Boston, MA 02116
Chicago, Illinois 60606
Distributor
MFS Fund Distributors, Inc.
111 Huntington Avenue
Boston, MA 02199-7618
Portfolio Manager(s)
Jose Ignacio Andres
Ben Nastuo
Natalie Shapiro
Nathan Shetty

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the overall organization of MFS, including information about MFS’ senior

Board Review of Investment Advisory Agreements – continued

management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ and UBS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that MFS’ and UBS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the Agreements for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

Board Review of Investment Advisory Agreements – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

Board Review of Investment Advisory Agreements – continued

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 38.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Effective January 1, 2018, Mr. Kavanaugh will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2017 and 2016, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Commodity Strategy Fund	61,667	60,474
MFS Global Alternative Strategy Fund	65,362	64,097

For the fiscal years ended October 31, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	11,794	11,619	0	0
To MFS Global Alternative Strategy Fund	0	0	11,603	11,432	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities #	856,654	81,897
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities #	856,463	81,710

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: December 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: December 15, 2017

*	Print name and title of each signing officer under his or her signature.